Putnam
High Income
Bond Fund

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

8-31-04

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Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:


From the Trustees

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM, III]

John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

We are pleased to announce that three new Trustees have joined the Board of Trustees of your fund. All three have had outstanding careers as leaders in the investment management industry. Myra R. Drucker is a Vice Chair of the Board of Trustees of Sarah Lawrence College and serves as Chair of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee and as a Trustee of Commonfund, a not-for-profit asset management firm. Richard B. Worley is Managing Partner of Permit Capital LLC, an investment management firm. Both Ms. Drucker and Mr. Worley are independent Trustees (i.e., Trustees who are not "interested persons" of your fund or its investment advisor). Charles E. Haldeman, Jr., the third new Trustee, is President and Chief Executive Officer of Putnam Investments. We look forward to the contributions that these new Trustees will make to the continued success of the Putnam funds.

Investment returns during the 12-month period covered by the following report were generally positive, though advances varied across investment styles as well as sectors of the equity and fixed-income markets. Putnam High Income Bond Fund delivered strong results. As the economic and market environment changed from one of strength in 2003 to a period of greater uncertainty in 2004, the members of your fund's management teams made strategic decisions regarding security selection, sector weightings, and credit quality. The fund's performance validates the success of these strategies, which were both in reaction to, as well as in anticipation of, the changing investment landscape. In the following pages, the management teams describe how market conditions changed during the year and how the fund responded. They also outline their expectations for the coming months.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

October 20, 2004



Report from Fund Management

Fund highlights

 * During its fiscal year ended August 31, 2004, Putnam High Income Bond Fund had total returns of 16.40% at net asset value (NAV) and 12.06% at market price.

 * The fund's primary benchmark, the Merrill Lynch All Convertible Index, returned 9.72%. The fund's secondary benchmark, the JP Morgan Global High Yield Index, returned 14.62%.

 * The average return for the fund's Lipper category, Convertible Securities Funds (closed-end), was 10.59%.

 * See the Performance Summary that begins on page 8 for additional fund performance, comparative performance, and Lipper data.

Performance commentary

Over the past 12 months, returns in the global capital markets underwent a fundamental change, significantly cooling off from the strong returns that had characterized the first half of the period. Expectations of rising interest rates and renewed concerns about geopolitical turmoil contributed to a more cautious investor approach in the second half of the fiscal year. Management's selection of strong-performing convertible bonds in the first half of the period and the fund's significant allocation to high-yield corporate bonds helped the fund outperform both of its benchmarks and the average return of its Lipper peer group. It is important to note that a fund's performance at market price may differ from its results at NAV. Although market price performance generally reflects investment results, it may also be influenced by several other factors, including changes in investor perceptions of the fund or its investment advisor, market conditions, fluctuations in supply and demand for the fund's shares, and changes in fund distributions.

TOTAL RETURN FOR
PERIODS ENDED 8/31/04

                                            Market
(inception 7/9/87)       NAV                 price
--------------------------------------------------
1 year                 16.40%               12.06%
--------------------------------------------------
5 years                58.79                36.49
Annual average          9.69                 6.42
--------------------------------------------------
10 years              139.54               104.14
Annual average          9.13                 7.40
--------------------------------------------------
Annual average
(life of fund)         10.12                 9.10
--------------------------------------------------

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate and you may have a gain or a loss when you sell your shares. Performance does not reflect taxes on reinvested distributions.


FUND PROFILE

Putnam High Income Bond Fund seeks to provide high current income by investing in a portfolio of high-yielding convertible and nonconvertible securities with potential for capital appreciation. The fund invests, under normal circumstances, at least 80% of its net assets in bonds rated below investment grade.

Market overview

Convertible bonds, which are tied to the stock market by their convertibility to an underlying stock, continued to feel the influence of equity fluctuations during the past 12 months. After a strong year in 2003, in which stocks made an impressive comeback from a three-year bear market, the stock market changed significantly in 2004. High-growth industries such as biotechnology and semiconductors, which had led the way in 2003, gave way in 2004 to sectors with less volatility, such as consumer products, pharmaceuticals, and utilities. As investors factored in high gasoline prices, continued threats of global terrorism, and uncertainty over the impact of higher interest rates on economic growth, many took profits in 2004 and adopted a wait-and-see attitude, especially as the looming presidential election was generating increasing uncertainty.

After stellar returns in 2003, led by lower-quality companies, convertible bonds cooled off in 2004, following the equity trend.
Convertibles posted slightly negative returns for the six-month period that nearly matched the performance of the Standard & Poor's 500 Index, a broad-based measure of the stock market.

A strong 18-month run in the high-yield corporate bond market leveled off during the middle of the period, in early 2004. However, credit spreads, which reflect the yield difference between lower-rated bonds and Treasuries, narrowed further, while the income produced by high-yield bonds continued to make a solid contribution to returns. Meanwhile, important positive factors such as declining default rates and improved corporate balance sheets remained in place throughout the fund's fiscal year.

-------------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 12 MONTHS ENDED 8/31/04
-------------------------------------------------------------------------------
Bonds
-------------------------------------------------------------------------------
Merrill Lynch All Convertible Index (convertible securities)            9.72%
-------------------------------------------------------------------------------
JP Morgan Global High Yield Index (global high-yield
corporate bonds)                                                       14.62%
-------------------------------------------------------------------------------
Lehman Aggregate Bond Index (broad bond market)                         6.13%
-------------------------------------------------------------------------------
Lehman Global Aggregate Bond Index (international bonds)               10.33%
-------------------------------------------------------------------------------
Equities
-------------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                     11.46%
-------------------------------------------------------------------------------
Russell 2000 Index (stocks of small and midsize companies)             11.35%
-------------------------------------------------------------------------------
MSCI EAFE Index (international stocks)                                 22.64%
-------------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors for the 12 months ended 8/31/04.
-------------------------------------------------------------------------------

Strategy overview

During the first half of the period, when the stock and convertible bond markets were strong, we focused on "busted convertibles," which are securities that have seen large price declines (in both the convertible and the underlying stock price). These securities continued to perform well through early 2004; however, in the second half of the period, stock valuations were much higher and, as a result, there was less room for growth in the busted convertible universe. We turned our attention toward finding opportunities in select industries that we believed could outperform, such as pharmaceuticals and utilities, and we found value in another type of security known as a "mandatory" convertible. These securities require a mandatory conversion to the stock upon maturity (as opposed to a return of principal), and they are therefore more sensitive to the performance of the stock. Mandatory convertibles also tend to be less sensitive to changes in interest rates and typically offer significantly higher yields than new-issue convertibles.

In the high-yield corporate bond portion of the portfolio, we kept the fund overweighted in lower-quality bonds, which were the strongest-performing part of the market. As always, we sought companies offering a sustainable competitive advantage, a manageable debt structure, and the ability to generate adequate cash flows. As the market's strength eased in early 2004, we began to take profits by reducing the fund's holdings of lower-rated securities.


[GRAPHIC OMITTED: horizontal bar chart PORTFOLIO COMPOSITION COMPARED]

PORTFOLIO COMPOSITION COMPARED

                     as of 2/29/04       as of 8/31/04

Convertible
securities               49.4%               48.9%

Corporate bonds
and notes                40.2%               41.0%

Short-term
investments               8.0%                7.2%

Common stocks             1.7%                2.0%

Other                     0.3%                0.6%

Preferred stocks          0.4%                0.3%

Footnote reads:
This chart shows how the fund's weightings have changed over the last six months. Weightings are shown as a percentage of market value.
Holdings will vary over time.


How fund holdings affected performance

The busted convertible part of the convertible bond market performed well during the first half of the period, and the fund's holdings of Northrop Grumman, a defense contractor, benefited. As the post-9/11 terrorism concerns receded, the stock prices of several defense companies had declined to pre-9/11 levels by the fall of 2003. The Northrop Grumman issue came with an attractive yield and was backed by a large company with ample cash flows.

By the midpoint of the fund's fiscal year, several of the fund's convertible holdings were being called, or redeemed, by the issuers. While this locked in attractive gains for the fund, it removed any potential for future gains that these securities might have provided for the rest of the fund's fiscal year. Examples included U.S. Cellular, a telecommunications company, and Kulicke & Soffa Industries, a leading supplier of semiconductor assembly equipment. Approximately 5% of the portfolio was affected by this activity. Fortunately, we were able to find opportunities for reinvestment into mandatory convertible securities, which offer higher yields in exchange for a mandatory conversion to equity upon maturity. Although these carry more equity risk, they are typically offered by larger, more substantial companies that we believe have lower chances of defaulting than other types of convertibles.


[GRAPHIC OMITTED: TOP HOLDINGS]

TOP HOLDINGS

(Percent of fund's net assets as of 8/31/04)

Convertible Securities

1 Northrop Grumman Corp. (2.2%)
  Cumulative convertible preferred, series B, $7.00
  Capital goods

2 Schering-Plough Corp. (1.6%)
  Convertible preferred, $3.00
  Health care

3 TXI Capital Trust I (1.3%)
  Convertible preferred, $2.75
  Consumer cyclicals

4 Host Marriott Financial Trust (1.3%)
  Convertible preferred, $3.375
  Financial

5 FelCor Lodging Trust, Inc. (1.3%)
  Cumulative convertible preferred, series A, $1.95
  Financial

Corporate Bonds

1 Dow Jones CDX HY (2.3%)
  144A pass-through certificates 7.75%, 2009
  Other

2 Qwest Corp. (0.3%)
  144A notes 9.125%, 2012
  Communication services

3 NRG Energy, Inc. (0.3%)
  144A senior secured notes 8%, 2013
  Utilities and power

4 Charter Communications Holdings, LLC/Capital Corp. (0.3%)
  Senior notes 11.125%, 2011
  Consumer staples

5 Huntsman ICI Chemicals, Inc. (0.3%)
  Company guaranty 10.125%, 2009
  Basic materials

Footnote reads:
The fund's holdings will change over time.


We took a significant position for the fund in a mandatory convertible offered by Schering-Plough, which is now a top holding in the fund. This large pharmaceutical company has stumbled over the past few years due to management problems and the transition to over-the-counter drugs, notably of Claritin, an allergy medication. The stock price has been low for the past few years, but the company is regrouping with new management and came out with an attractive convertible issue to help finance new research initiatives. Despite its problems, Schering-Plough is an investment-grade company, and we believe the company is on the right track and that these convertible bonds should benefit the fund.

The fund was generally overweighted in the utilities sector relative to the Merrill Lynch All Convertible Index, and this positioning made a positive contribution. In this sector, Sierra Pacific, a Nevada-based utility, has been a big success for the fund, as the stock and convertible bond prices have seen enormous gains. We also acquired the mandatory convertibles of Great Plains Energy, a Midwestern utility that came with an attractive coupon rate.

In the high-yield portion of the fund, bonds issued by subsidiaries of Edison International were among the strongest performers. Edison, which owns California's second-largest electric utility, Southern California Edison, also owns Edison Mission Energy. This subsidiary owns a portfolio of independent power plants located around the world. After poor performance in 2002, the company sold assets and shored up its balance sheet, which drove strong returns for the fund's Edison Mission holdings. Another top performer was diversified chemicals manufacturer Huntsman International, which benefited from a rebound in chemical prices. The company carries a significant debt load, but its cash flow has improved as commodity prices have risen. Finally, Williams Companies experienced significant capital appreciation as management improved the company's balance sheet by focusing on its core pipeline business, selling nonproductive assets, and paying down debt.

We sold the fund's high-yield holdings of Trico Marine, an energy service company that underperformed, and Dobson Communications, a wireless communications firm. Dobson has had poor financial performance, in part because of its reliance on revenues from AT&T Wireless, which has been struggling. Overall, however, the fund's high-yield corporate holdings performed well and significantly helped the fund's relative performance.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.

The fund's management teams

The fund is managed by the Putnam Large-Cap Value and Core Fixed-Income High-Yield teams. The members of the Large-Cap Value Team are David King (Portfolio Leader), George Maris (Portfolio Member), Mike Abata, Ronald Bukovac, Bartlett Geer, Deborah Kuenstner, Coleman Lannum, Christopher Miller, Jeanne Mockard, and Hugh Mullin. George Maris, who became a Portfolio Member in April 2004, has been at Putnam Management since July 1999. The members of the Core Fixed-Income High-Yield Team are Robert Salvin (Portfolio Member), Jeffrey Kaufman, Geoffrey Kelley, Stephen Peacher, Neil Reiner, Paul Scanlon, Rosemary Thomsen, and Joseph Towell. Robert Salvin became a Portfolio Member in April 2004 and has been at Putnam Management since July 2000. Prior to July 2000, he was at BancBoston Robertson Stephens, and prior to June 2000 he was self-employed.

OF SPECIAL INTEREST

MERGER WITH PUTNAM HIGH INCOME OPPORTUNITIES TRUST PROPOSED

The fund's Trustees have approved the merger of Putnam High Income Opportunities Trust into your fund. Putnam High Income Opportunities Trust is a closed-end fixed-income fund whose objectives, strategy, and investments are substantially similar to those of your fund. The merger may result in lower expenses for shareholders of each fund due to the larger asset base of the combined fund. A prospectus/proxy statement containing more information about the proposed merger is expected to be sent to shareholders of each fund in November 2004. Completion of the merger is subject to a number of conditions, including approval by shareholders of each fund at a joint shareholder meeting expected to be held within the coming months.

This report is not an offer to sell, nor a solicitation of an offer to buy, shares of any fund, nor is it a solicitation of a proxy. To receive a free copy of the prospectus/proxy statement relating to the proposed merger (which contains important information about fees, expenses, and risk considerations) after a registration statement has been filed with the SEC and becomes effective, please call 1-800-225-1581. The prospectus/proxy statement will also be available without charge on the SEC's Web site (www.sec.gov). Read the prospectus/proxy statement carefully before making any investment decisions.


The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management teams' plans for responding to them.

The downshift in the market for convertible bonds, traditional bonds, and stocks reflects the wait-and-see attitude among investors regarding a number of issues -- notably, the economy, corporate profits, the war in Iraq, and the U.S. presidential election. The impact of high oil prices and higher interest rates on economic growth has yet to be determined, although initial reports show that these factors have not affected business investment or consumer spending -- two key drivers of the economy -- nearly as much as had been anticipated. Credit yield spreads, which measure the difference in yield between lower-rated bonds (such as convertibles and high-yield corporates) and Treasuries, have narrowed considerably, but we believe spreads may have room to narrow further. Most importantly, we believe we are not in an economic or market "bubble" phase right now. Rather, the economy and corporate and high-yield bond markets appear to be on hold, but we believe they still have the potential for further growth. In the coming months, we will continue to maintain vigilance against potential headwinds that could adversely affect the fund's holdings, while continuing to seek opportunities for both income and capital appreciation.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Lower-rated bonds may offer higher yields in return for more risk.


Performance summary

This section shows your fund's performance during its fiscal year, which ended August 31, 2004. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund's investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate and you may have a gain or a loss when you sell your shares.


-------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 8/31/04
-------------------------------------------------------------------
                            NAV    Market price
-------------------------------------------------------------------
1 year                    16.40%     12.06%
-------------------------------------------------------------------
5 years                   58.79      36.49
Annual average             9.69       6.42
-------------------------------------------------------------------
10 years                 139.54     104.14
Annual average             9.13       7.40
-------------------------------------------------------------------
Life of fund
(since 7/9/87)
Annual average            10.12       9.10
-------------------------------------------------------------------
Performance does not reflect taxes on reinvested distributions.

--------------------------------------------------------------------------------------
COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 8/31/04
--------------------------------------------------------------------------------------
                                                                        Lipper
                                                  JP Morgan           Convertible
                             Merrill Lynch          Global         Securities Funds
                           All Convertible        High Yield         (closed-end)
                                Index               Index          category average ++
--------------------------------------------------------------------------------------
1 year                           9.72%              14.62%              10.59%
--------------------------------------------------------------------------------------
5 years                         31.43               38.05               21.12
Annual average                   5.62                6.66                3.80
--------------------------------------------------------------------------------------
10 years                       158.46              115.52              113.01
Annual average                   9.96                7.98                7.78
--------------------------------------------------------------------------------------
Life of fund
(since 7/9/87)
Annual average                     --*                 --+               9.02
--------------------------------------------------------------------------------------

   Index and Lipper results should be compared to fund performance at net asset value.

 * Index began operations on 12/31/87.

 + Index began operations on 12/31/93.

++ Over the 1-, 5-, and 10-year periods ended 8/31/04, there were 13, 8, and 7 funds, respectively, in this Lipper category.


------------------------------------------------------------------------------
PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 8/31/04
------------------------------------------------------------------------------
Distributions (number)                      12
------------------------------------------------------------------------------
Income                                      $0.558
------------------------------------------------------------------------------
Capital gains                               --
------------------------------------------------------------------------------
Total                                       $0.558
------------------------------------------------------------------------------
Share value:                                  NAV            Market price
------------------------------------------------------------------------------
8/31/03                                      $7.73              $7.31
------------------------------------------------------------------------------
8/31/04                                       8.37               7.62
------------------------------------------------------------------------------
Current return (end of period)
------------------------------------------------------------------------------
Current dividend rate 1                      6.67%              7.32%
------------------------------------------------------------------------------

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or market price at end of period.


------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 9/30/04 (MOST RECENT CALENDER QUARTER)
------------------------------------------------------------------------------
                                     NAV    Market price
------------------------------------------------------------------------------
1 year                             15.52%     11.36%
------------------------------------------------------------------------------
5 years                            61.56      52.70
Annual average                     10.07       8.83
------------------------------------------------------------------------------
10 years                          141.54     112.98
Annual average                      9.22       7.85
------------------------------------------------------------------------------
Life of fund
(since 7/9/87)
Annual average                     10.16       9.20
-------------------------------------------------------------------------------


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on exchanges such as the American Stock Exchange and the New York Stock Exchange.


Comparative indexes

JP Morgan Global High Yield Index is an unmanaged index used to mirror the investable universe of the U.S. dollar global high-yield corporate debt market of both developed and emerging markets.

Lehman Aggregate Bond Index is an unmanaged index used as a general measure of U.S. fixed-income securities.

Lehman Global Aggregate Bond Index is an unmanaged index used as a broad measure of international investment-grade bonds.

Merrill Lynch All Convertible Index is an unmanaged index of domestic convertible securities.

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of international stocks from Europe, Australasia, and the Far East.

Russell 2000 Index is an unmanaged index of common stocks that generally measure performance of small to midsize companies within the Russell 3000 Index.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry ranking entity that ranks funds
(without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.


Putnam's policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.


Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds' proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004, are available on the Putnam Individual Investor Web site, www.putnaminvestments.com/individual, and on the SEC's Web site, www.sec.gov. If you have questions about finding forms on the SEC's Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds' proxy voting guidelines and procedures by calling Putnam's Shareholder Services at 1-800-225-1581.


Fund portfolio holdings

For periods ending on or after July 9, 2004, the fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund's Forms N-Q on the SEC's Web site at www.sec.gov. In addition, the fund's Forms N-Q may be reviewed and copied at the SEC's public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC's Web site or the operation of the public reference room.


A guide to the financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by the fund's net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of
Putnam High Income Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam High Income Bond Fund (the "fund") at August 31, 2004, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at August 31, 2004 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
October 12, 2004


The fund's portfolio
August 31, 2004

Corporate bonds and notes (42.3%) (a)
Principal amount                                                          Value

Basic Materials (4.9%)
-------------------------------------------------------------------------------
        $1,000 Abitibi-Consolidated Finance LP
               company guaranty 7 7/8s, 2009                             $1,050
       105,000 Acetex Corp. sr. notes 10 7/8s, 2009
               (Canada)                                                 115,500
       110,000 AK Steel Corp. company guaranty
               7 7/8s, 2009                                             106,150
        10,000 AK Steel Corp. company guaranty
               7 3/4s, 2012                                               9,400
        40,000 Armco, Inc. sr. notes 8 7/8s, 2008                        39,600
        30,000 Avecia Group PLC company guaranty
               11s, 2009 (United Kingdom)                                24,000
       160,000 BCP Caylux Holdings Luxembourg SCA
               144A sr. sub. notes 9 5/8s,  2014
               (Luxembourg)                                             171,800
        50,000 Century Aluminum Co. 144A company
               guaranty 7 1/2s, 2014                                     51,250
       145,000 Compass Minerals Group, Inc. company
               guaranty 10s, 2011                                       160,950
        40,000 Compass Minerals International, Inc.
               sr. disc. notes stepped-coupon zero %
               (12s, 6/1/08), 2013 (STP)                                 31,200
       110,000 Compass Minerals International, Inc.
               sr. notes stepped-coupon zero %
               (12 3/4s, 12/15/07), 2012 (STP)                           90,200
        87,000 Equistar Chemicals LP notes 8 3/4s,
               2009                                                      91,568
       219,000 Equistar Chemicals LP/Equistar
               Funding Corp. company guaranty
               10 1/8s, 2008                                            243,090
        60,000 Georgia-Pacific Corp. bonds 7 3/4s,
               2029                                                      62,400
       100,000 Georgia-Pacific Corp. company
               guaranty 9 3/8s, 2013                                    117,750
       170,000 Georgia-Pacific Corp. debs. 7.7s,
               2015                                                     189,975
         4,000 Georgia-Pacific Corp. sr. notes
               7 3/8s, 2008                                               4,370
       145,000 Gerdau Ameristeel Corp. sr. notes
               10 3/8s, 2011 (Canada)                                   164,575
       198,000 Hercules, Inc. company guaranty
               11 1/8s, 2007                                            232,650
       110,000 Hercules, Inc. 144A sr. sub. notes
               6 3/4s, 2029                                             109,175
        30,000 Huntsman Advanced Materials, LLC
               144A sec. FRN 11.86s, 2008                                31,500
        40,000 Huntsman Advanced Materials, LLC
               144A sec. notes 11s, 2010                                 45,600
       111,000 Huntsman Co., LLC sr. disc. notes
               zero %, 2008                                              66,045
       295,000 Huntsman ICI Chemicals, Inc. company
               guaranty 10 1/8s, 2009                                   303,850
       205,000 Huntsman ICI Holdings sr. disc.
               notes zero %, 2009                                       104,550
EUR     10,000 Huntsman International, LLC sr. sub.
               notes Ser. EXCH, 10 1/8s, 2009                            12,254
       $90,000 Huntsman, LLC company guaranty
               11 5/8s, 2010                                            100,800
        50,000 Huntsman, LLC 144A company guaranty
               11 1/2s, 2012                                             51,250
        75,000 Innophos, Inc. 144A sr. sub. notes
               8 7/8s, 2014                                              78,000
        70,000 International Steel Group, Inc. 144A
               sr. notes 6 1/2s, 2014                                    67,550
       170,000 ISP Chemco, Inc. company guaranty
               Ser. B, 10 1/4s, 2011                                    189,125
        90,000 Jefferson Smurfit Corp. company
               guaranty 7 1/2s, 2013                                     94,050
        10,000 Kaiser Aluminum & Chemical Corp. sr.
               notes Ser. B, 10 7/8s, 2006 (In
               default) (NON)                                             9,775
       120,000 Kaiser Aluminum & Chemical Corp. sr.
               sub. notes 12 3/4s, 2003 (In
               default) (NON) (DEF)                                      24,900
        10,000 Lyondell Chemical Co. bonds 11 1/8s,
               2012                                                      11,375
       165,000 Lyondell Chemical Co. company
               guaranty 10 1/2s, 2013                                   185,625
        70,000 Lyondell Chemical Co. notes Ser. A,
               9 5/8s, 2007                                              74,813
       170,000 MDP Acquisitions PLC sr. notes
               9 5/8s, 2012 (Ireland)                                   191,250
        53,473 MDP Acquisitions PLC sub. notes
               15 1/2s, 2013 (Ireland) (PIK)                             62,029
       180,000 Millennium America, Inc. company
               guaranty 9 1/4s, 2008                                    196,200
        20,000 Millennium America, Inc. 144A sr.
               notes 9 1/4s, 2008                                        21,800
EUR     10,000 Nalco Co. 144A sr. notes 7 3/4s,
               2011                                                      12,923
EUR     70,000 Nalco Co. 144A sr. sub. notes 9s,
               2013                                                      90,331
      $170,000 Nalco Co. 144A sr. sub. notes
               8 7/8s, 2013                                             183,388
       160,000 Norske Skog Canada, Ltd. sr. notes
               7 3/8s, 2014 (Canada)                                    162,800
        75,504 PCI Chemicals Canada sec. sr. notes
               10s, 2008 (Canada)                                        73,616
        23,909 Pioneer Companies, Inc. sec. FRN
               5.086s, 2006                                              22,594
       128,000 Potlatch Corp. company guaranty 10s,
               2011                                                     144,640
        10,000 Resolution Performance Products, LLC
               sr. notes 9 1/2s, 2010                                    10,425
        90,000 Rhodia SA unsub. notes 10 1/4s, 2010
               (France)                                                  91,800
EUR     65,000 SGL Carbon SA 144A sr. notes 8 1/2s,
               2012 (Luxembourg)                                         81,035
      $125,000 Steel Dynamics, Inc. company
               guaranty 9 1/2s, 2009                                    138,125
       120,000 Stone Container Corp. sr. notes
               9 3/4s, 2011                                             134,100
        45,000 Stone Container Corp. sr. notes
               8 3/8s, 2012                                              49,500
        25,000 Stone Container Finance 144A company
               guaranty 7 3/8s, 2014 (Canada)                            25,813
       200,000 Ucar Finance, Inc. company guaranty
               10 1/4s, 2012                                            227,000
        55,000 United Agri Products 144A sr. notes
               8 1/4s, 2011                                              59,125
       172,000 United States Steel Corp. sr. notes
               9 3/4s, 2010                                             193,500
         6,000 Wheeling-Pittsburgh Steel Corp. sr.
               notes 6s, 2010                                             4,200
        11,665 Wheeling-Pittsburgh Steel Corp. sr.
               notes 5s, 2011                                             8,165
        20,000 WHX Corp. sr. notes 10 1/2s, 2005                         19,000
                                                                 --------------
                                                                      5,671,074

Capital Goods (3.8%)
-------------------------------------------------------------------------------
        95,000 AEP Industries, Inc. sr. sub. notes
               9 7/8s, 2007                                              97,375
       190,000 AGCO Corp. company guaranty 9 1/2s,
               2008                                                     205,675
        96,410 Air2 US 144A sinking fund Ser. D,
               12.266s, 2020 (In default) (NON)                               1
       177,000 Allied Waste North America, Inc.
               company guaranty Ser. B, 8 1/2s,
               2008                                                     194,258
       120,000 Allied Waste North America, Inc.
               company guaranty Ser. B, 7 5/8s,
               2006                                                     125,850
        75,000 Allied Waste North America, Inc.
               sec. notes 6 1/2s, 2010                                   75,000
        90,000 Argo-Tech Corp. 144A sr. notes
               9 1/4s, 2011                                              94,950
        30,000 BE Aerospace, Inc. sr. notes 8 1/2s,
               2010                                                      32,400
        85,000 BE Aerospace, Inc. sr. sub. notes
               9 1/2s, 2008                                              86,700
         2,000 BE Aerospace, Inc. sr. sub. notes
               Ser. B, 8 7/8s, 2011                                       1,950
        40,000 BE Aerospace, Inc. sr. sub. notes
               Ser. B, 8s, 2008                                          38,950
        15,000 Berry Plastics Corp. company
               guaranty 10 3/4s, 2012                                    16,838
       105,000 Blount, Inc. company guaranty 13s,
               2009                                                     111,956
        50,000 Blount, Inc. company guaranty 7s,
               2005                                                      51,750
        60,000 Blount, Inc. sr. sub. notes 8 7/8s,
               2012                                                      62,700
        40,000 Browning-Ferris Industries, Inc.
               debs. 7.4s, 2035                                          35,600
        40,000 Browning-Ferris Industries, Inc. sr.
               notes 6 3/8s, 2008                                        40,600
EUR     10,000 Crown Holdings SA bonds 10 1/4s,
               2011 (France)                                             13,761
      $250,000 Crown Holdings SA notes 10 7/8s,
               2013 (France)                                            290,625
        60,000 Crown Holdings SA notes 9 1/2s, 2011
               (France)                                                  66,600
       119,000 Decrane Aircraft Holdings Co.
               company guaranty 17s, 2008                                45,220
       109,000 Earle M. Jorgensen Co. sec. notes
               9 3/4s, 2012                                             120,990
        95,000 FIMEP SA sr. notes 10 1/2s, 2013
               (France)                                                 109,725
EUR     50,000 Flender Holdings 144A sr. notes 11s,
               2010 (Germany)                                            69,291
        78,000 Flowserve Corp. company guaranty
               12 1/4s, 2010                                             88,530
       130,000 Hexcel Corp. sr. sub. notes 9 3/4s,
               2009                                                     136,825
DEM     10,000 Impress Metal Packaging Holding NV
               sr. sub. notes 9 7/8s,
               2007 (Netherlands)                                         6,197
EUR     95,000 Impress Metal Packaging Holding NV
               sr. sub. notes 9 7/8s,
               2007 (Netherlands)                                        58,873
      $105,000 Invensys, PLC notes 9 7/8s, 2011
               (United Kingdom)                                         106,575
        70,000 K&F Industries, Inc. sr. sub. notes
               Ser. B, 9 5/8s, 2010                                      77,525
        16,000 K&F Industries, Inc. sr. sub. notes
               Ser. B, 9 1/4s, 2007                                      16,520
        50,000 L-3 Communications Corp. company
               guaranty 7 5/8s, 2012                                     54,125
        40,000 L-3 Communications Corp. company
               guaranty 6 1/8s, 2013                                     39,400
       265,000 Legrand SA debs. 8 1/2s, 2025
               (France)                                                 288,519
       117,000 Manitowoc Co., Inc. (The) company
               guaranty 10 1/2s, 2012                                   133,380
EUR     25,000 Manitowoc Co., Inc. (The) company
               guaranty 10 3/8s, 2011                                    33,461
       $30,000 Manitowoc Co., Inc. (The) sr. notes
               7 1/8s, 2013                                              30,975
        25,000 Mueller Group, Inc. 144A sec. FRN
               6.44s, 2011                                               25,563
        75,000 Mueller Group, Inc. 144A sr. sub.
               notes 10s, 2012                                           80,438
         5,000 Owens-Brockway Glass company
               guaranty 8 7/8s, 2009                                      5,438
       145,000 Owens-Brockway Glass company
               guaranty 8 1/4s, 2013                                    152,975
        70,000 Owens-Brockway Glass company
               guaranty 7 3/4s, 2011                                     74,200
       132,000 Owens-Brockway Glass sr. sec. notes
               8 3/4s, 2012                                             146,520
        50,000 Pliant Corp. sec. notes 11 1/8s,
               2009                                                      53,625
       175,000 Sequa Corp. sr. notes Ser. B,
               8 7/8s, 2008                                             188,125
       125,000 Siebe PLC 144A sr. unsub. 6 1/2s,
               2010 (United Kingdom)                                    112,500
        75,000 Solo Cup Co. sr. sub. notes 8 1/2s,
               2014                                                      72,750
        95,000 Tekni-Plex, Inc. company guaranty
               Ser. B, 12 3/4s, 2010                                     91,200
        65,000 Tekni-Plex, Inc. 144A sr. sec. notes
               8 3/4s, 2013                                              62,400
        25,000 Terex Corp. company guaranty 9 1/4s,
               2011                                                      28,000
        46,000 Terex Corp. company guaranty Ser. B,
               10 3/8s, 2011                                             51,980
        75,000 Titan Corp. (The) company guaranty
               8s, 2011                                                  77,438
        53,000 Trimas Corp. company guaranty
               9 7/8s, 2012                                              56,180
        50,000 Vought Aircraft Industries, Inc. sr.
               notes 8s, 2011                                            49,625
                                                                 --------------
                                                                      4,388,627

Communication Services (3.3%)
-------------------------------------------------------------------------------
        29,000 Alamosa Delaware, Inc. company
               guaranty 11s, 2010                                        32,117
        29,000 Alamosa Delaware, Inc. company
               guaranty stepped-coupon zero %
               (12s, 7/31/05), 2009 (STP)                                28,855
        55,000 Alamosa Delaware, Inc. sr. notes
               8 1/2s, 2012                                              54,725
        25,000 American Cellular Corp. company
               guaranty 9 1/2s, 2009                                     20,125
        65,000 American Cellular Corp. sr. notes
               Ser. B, 10s, 2011                                         52,813
       230,000 American Tower Corp. sr. notes
               9 3/8s, 2009                                             245,525
        55,000 American Tower Corp. 144A sr. notes
               7 1/2s, 2012                                              55,550
       100,000 American Towers, Inc. company
               guaranty 7 1/4s, 2011                                    103,500
        30,000 Asia Global Crossing, Ltd. sr. notes
               13 3/8s, 2010 (Bermuda) (In default)
               (NON)                                                      2,400
       130,000 Centennial Cellular Operating Co.
               company guaranty 10 1/8s, 2013                           133,575
        20,000 Cincinnati Bell Telephone Co.
               company guaranty 6.3s, 2028                               17,500
        80,000 Cincinnati Bell, Inc. company
               guaranty 7 1/4s, 2013                                     75,200
        50,000 Cincinnati Bell, Inc. notes 7 1/4s,
               2023                                                      43,750
       115,000 Cincinnati Bell, Inc. sr. sub. notes
               8 3/8s, 2014                                             101,775
       166,000 Crown Castle International Corp. sr.
               notes 9 3/8s, 2011                                       191,730
        35,000 Eircom Funding notes 8 1/4s, 2013
               (Ireland)                                                 37,800
        50,000 Fairpoint Communications, Inc. sr.
               sub. notes 12 1/2s, 2010                                  53,500
        11,436 Globix Corp. company guaranty 11s,
               2008 (PIK)                                                 9,549
       140,000 Inmarsat Finance PLC 144A company
               guaranty 7 5/8s, 2012 (United
               Kingdom)                                                 137,200
        45,000 iPCS, Inc. 144A sr. notes 11 1/2s,
               2012                                                      47,138
       110,000 Level 3 Financing, Inc. 144A sr.
               notes 10 3/4s, 2011                                       92,950
        95,000 Madison River Capital Corp. sr.
               notes 13 1/4s, 2010                                      101,412
       235,000 MCI, Inc. sr. notes 7.735s, 2014                         217,081
       135,000 MCI, Inc. sr. notes 6.688s, 2009                         127,238
        53,000 Nextel Communications, Inc. sr.
               notes 9 1/2s, 2011                                        59,890
         5,000 Nextel Communications, Inc. sr.
               notes 9 3/8s, 2009                                         5,300
       230,000 Nextel Communications, Inc. sr.
               notes 7 3/8s, 2015                                       240,350
       155,000 Nextel Communications, Inc. sr.
               notes 5.95s, 2014                                        147,250
        41,000 Nextel Partners, Inc. sr. notes
               12 1/2s, 2009                                             47,765
       175,000 Nextel Partners, Inc. sr. notes
               8 1/8s, 2011                                             182,438
       120,000 Qwest Communications International,
               Inc. 144A sr. notes 7 1/2s, 2014                         106,800
       370,000 Qwest Corp. 144A notes 9 1/8s, 2012                      396,825
        50,000 Qwest Services Corp. 144A notes
               14 1/2s, 2014                                             59,375
        90,000 Qwest Services Corp. 144A notes 14s,
               2010                                                     104,625
        20,000 Rogers Cantel, Ltd. debs. 9 3/4s,
               2016 (Canada)                                             23,100
        65,000 Rogers Wireless, Inc. sec. notes
               9 5/8s, 2011 (Canada)                                     73,775
        35,000 Rural Cellular Corp. sr. notes
               9 7/8s, 2010                                              34,738
        45,000 Rural Cellular Corp. sr. sub. notes
               Ser. B, 9 5/8s, 2008                                      41,850
        25,000 SBA Communications Corp. sr. notes
               10 1/4s, 2009                                             26,313
        45,000 SBA Telecommunications Inc./SBA
               Communication Corp. sr. disc. notes
               stepped-coupon zero % (9 3/4s,
               12/15/07), 2011 (STP)                                     35,100
        80,000 TSI Telecommunication Services, Inc.
               company guaranty Ser. B,  12 3/4s,
               2009                                                      88,800
        52,000 UbiquiTel Operating Co. bonds
               stepped-coupon zero % (14s,
               4/15/05), 2010 (STP)                                      53,300
        50,000 UbiquiTel Operating Co. sr. notes
               9 7/8s, 2011                                              51,250
        80,000 Western Wireless Corp. sr. notes
               9 1/4s, 2013                                              82,200
                                                                 --------------
                                                                      3,844,052

Conglomerates (0.3%)
-------------------------------------------------------------------------------
        20,000 Tyco International Group SA company
               guaranty 6 3/4s,  2011 (Luxembourg)                       22,350
         1,000 Tyco International Group SA company
               guaranty 6 3/8s,  2005 (Luxembourg)                        1,030
       255,000 Tyco International Group SA company
               guaranty 6s,  2013 (Luxembourg)                          273,017
        38,000 Tyco International Group SA notes
               6 3/8s, 2011 (Luxembourg)                                 41,630
                                                                 --------------
                                                                        338,027

Consumer Cyclicals (9.7%)
-------------------------------------------------------------------------------
        60,000 Ameristar Casinos, Inc. company
               guaranty 10 3/4s, 2009                                    67,650
        50,000 Argosy Gaming Co. sr. sub. notes 9s,
               2011                                                      56,000
        95,000 Argosy Gaming Co. sr. sub. notes 7s,
               2014                                                      96,900
        40,000 ArvinMeritor, Inc. notes 8 3/4s,
               2012                                                      44,000
        65,000 Asbury Automotive Group, Inc. sr.
               sub. notes 8s, 2014                                       63,375
       160,000 Autonation, Inc. company guaranty
               9s, 2008                                                 182,800
        50,000 Beazer Homes USA, Inc. company
               guaranty 8 5/8s, 2011                                     54,375
        20,000 Beazer Homes USA, Inc. company
               guaranty 8 3/8s, 2012                                     21,750
        30,000 Boyd Gaming Corp. sr. sub. notes
               8 3/4s, 2012                                              32,850
        25,000 Boyd Gaming Corp. sr. sub. notes
               7 3/4s, 2012                                              26,406
        40,000 Building Materials Corp. company
               guaranty 8s, 2008                                         40,600
        40,000 CanWest Media, Inc. sr. sub. notes
               10 5/8s, 2011 (Canada)                                    45,400
        50,000 Chumash Casino & Resort Enterprise
               144A sr. notes 9s, 2010                                   55,000
       158,000 Coinmach Corp. sr. notes 9s, 2010                        159,580
        80,000 Collins & Aikman Products company
               guaranty 10 3/4s, 2011                                    82,400
        20,000 D.R. Horton, Inc. company guaranty
               8s, 2009                                                  22,700
        30,000 D.R. Horton, Inc. sr. notes 7 7/8s,
               2011                                                      34,200
        20,000 D.R. Horton, Inc. sr. notes 6 7/8s,
               2013                                                      21,550
       130,000 D.R. Horton, Inc. sr. notes 5 7/8s,
               2013                                                     131,625
        20,000 Dana Corp. notes 10 1/8s, 2010                            22,900
       185,000 Dana Corp. notes 9s, 2011                                221,075
        20,000 Dana Corp. notes 7s, 2029                                 20,100
        75,000 Dayton Superior Corp. sec. notes
               10 3/4s, 2008                                             79,875
        20,000 Delco Remy International, Inc.
               company guaranty 11s, 2009                                21,350
       165,000 Delco Remy International, Inc. sr.
               sub. notes 9 3/8s, 2012                                  167,888
       150,000 Dex Media West, LLC/Dex Media
               Finance Co. sr. notes Ser. B,
               8 1/2s, 2010                                             168,938
        70,000 Dex Media, Inc. 144A disc. notes
               stepped-coupon zero % (9s,
               11/15/08), 2013 (STP)                                     51,275
       280,000 Dex Media, Inc. 144A notes 8s, 2013                      290,500
        25,000 Dura Operating Corp. company
               guaranty Ser. B, 8 5/8s, 2012                             25,938
        29,000 FelCor Lodging LP company guaranty
               10s, 2008 (R)                                             30,523
        65,000 Finlay Fine Jewelry Corp. 144A sr.
               notes 8 3/8s, 2012                                        69,225
        95,000 Gaylord Entertainment Co. sr. notes
               8s, 2013                                                  98,563
        40,000 Goodyear Tire & Rubber Co. (The)
               notes 8 1/2s, 2007                                        41,500
       265,000 Goodyear Tire & Rubber Co. (The)
               notes 7.857s, 2011                                       249,100
        30,000 Goodyear Tire & Rubber Co. (The)
               notes 6 3/8s, 2008                                        29,250
        45,000 Herbst Gaming, Inc. 144A sr. sub.
               notes 8 1/8s, 2012                                        45,338
       160,000 Hilton Hotels Corp. notes 7 5/8s,
               2012                                                     183,600
       119,000 HMH Properties, Inc. company
               guaranty Ser. B, 7 7/8s, 2008 (R)                        122,570
       177,414 Hollinger Participation Trust 144A
               sr. notes 12 1/8s, 2010 (Canada)
               (PIK)                                                    200,034
       147,000 Hollywood Park, Inc. company
               guaranty Ser. B, 9 1/4s, 2007                            151,226
        30,000 Host Marriott LP company guaranty
               Ser. G, 9 1/4s, 2007 (R)                                  33,600
        75,000 Host Marriott LP sr. notes Ser. E,
               8 3/8s, 2006 (R)                                          79,688
       130,000 Host Marriott LP 144A sr. notes 7s,
               2012 (R)                                                 132,275
       110,000 Houghton Mifflin Co. sr. sub. notes
               9 7/8s, 2013                                             114,813
       131,000 Icon Health & Fitness company
               guaranty 11 1/4s, 2012                                   142,790
        99,000 IESI Corp. company guaranty 10 1/4s,
               2012                                                     107,168
        35,000 Inn of the Mountain Gods sr. notes
               12s, 2010                                                 39,550
        30,000 Interface, Inc. sr. sub. notes
               9 1/2s, 2014                                              30,750
        70,000 ITT Corp. debs. 7 3/8s, 2015                              74,200
       100,000 ITT Corp. notes 6 3/4s, 2005                             103,750
        90,000 JC Penney Co., Inc. debs. 7.95s,
               2017                                                     101,700
        11,000 JC Penney Co., Inc. debs. 7.65s,
               2016                                                      12,183
       130,000 JC Penney Co., Inc. debs. 7 1/8s,
               2023                                                     134,875
        75,000 JC Penney Co., Inc. notes 9s, 2012                        90,000
         5,000 JC Penney Co., Inc. notes 8s, 2010                         5,638
       180,000 John Q. Hammons Hotels LP/John Q.
               Hammons Hotels Finance Corp. III
               1st mtge. Ser. B, 8 7/8s, 2012                           201,150
       135,000 Jostens Holding Corp. sr. disc.
               notes stepped-coupon zero %
               (10 1/4s, 12/1/08), 2013 (STP)                            89,100
        80,000 Jostens, Inc. sr. sub. notes
               12 3/4s, 2010                                             90,300
        10,000 K. Hovnanian Enterprises, Inc.
               company guaranty 10 1/2s, 2007                            11,600
        75,000 K. Hovnanian Enterprises, Inc.
               company guaranty 8 7/8s, 2012                             83,625
        55,000 K. Hovnanian Enterprises, Inc.
               company guaranty 6 3/8s, 2014                             54,175
        40,000 K. Hovnanian Enterprises, Inc. sr.
               notes 6 1/2s, 2014                                        39,700
        60,000 K2, Inc. 144A sr. notes 7 3/8s, 2014                      62,100
         2,000 KB Home sr. sub. notes 9 1/2s, 2011                        2,230
       195,000 Laidlaw International, Inc. sr.
               notes 10 3/4s, 2011                                      222,300
        80,000 Lamar Media Corp. company guaranty
               7 1/4s, 2013                                              85,200
        32,000 Lear Corp. company guaranty Ser. B,
               8.11s, 2009                                               37,135
       201,000 Levi Strauss & Co. sr. notes
               12 1/4s, 2012                                            208,538
        60,000 Mandalay Resort Group sr. notes
               6 3/8s, 2011                                              61,500
       140,000 MediaNews Group, Inc. sr. sub. notes
               6 7/8s, 2013                                             141,050
       105,000 MeriStar Hospitality Corp. company
               guaranty 9 1/8s, 2011 (R)                                108,150
        45,000 MeriStar Hospitality Corp. company
               guaranty 9s, 2008 (R)                                     46,350
        40,000 Meritage Corp. company guaranty
               9 3/4s, 2011                                              44,600
        30,000 Meritage Corp. sr. notes 7s, 2014                         29,475
        90,000 Meritor Automotive, Inc. notes 6.8s,
               2009                                                      92,700
        85,000 Metaldyne Corp. 144A sr. notes 10s,
               2013                                                      83,938
       100,000 MGM Mirage, Inc. company guaranty
               8 1/2s, 2010                                             112,500
         1,000 MGM Mirage, Inc. company guaranty
               8 3/8s, 2011                                               1,085
        65,000 Mohegan Tribal Gaming Authority sr.
               sub. notes 6 3/8s, 2009                                   66,138
        60,000 Oxford Industries, Inc. 144A sr.
               notes 8 7/8s, 2011                                        64,200
        25,000 Park Place Entertainment Corp. sr.
               notes 7 1/2s, 2009                                        27,750
        65,000 Park Place Entertainment Corp. sr.
               notes 7s, 2013                                            69,713
       161,000 Park Place Entertainment Corp. sr.
               sub. notes 8 7/8s, 2008                                  182,333
       110,000 Penn National Gaming, Inc. company
               guaranty Ser. B, 11 1/8s, 2008                           120,725
       132,000 Penn National Gaming, Inc. sr. sub.
               notes 8 7/8s, 2010                                       144,540
        30,000 Phillips-Van Heusen Corp. sr. notes
               7 1/4s, 2011                                              30,975
        75,000 Pinnacle Entertainment, Inc. sr.
               sub. notes 8 3/4s, 2013                                   77,250
        40,000 Pinnacle Entertainment, Inc. sr.
               sub. notes 8 1/4s, 2012                                   40,200
        30,000 PRIMEDIA, Inc. company guaranty
               8 7/8s, 2011                                              29,400
       140,000 PRIMEDIA, Inc. company guaranty
               7 5/8s, 2008                                             137,200
       150,000 PRIMEDIA, Inc. 144A sr. notes 8s,
               2013                                                     138,750
       100,000 Reader's Digest Association, Inc.
               (The) sr. notes 6 1/2s, 2011                             101,000
       103,000 Resorts International Hotel and
               Casino, Inc. company guaranty
               11 1/2s, 2009                                            116,905
        15,000 RH Donnelley Finance Corp. I company
               guaranty 8 7/8s, 2010                                     16,894
       134,000 RH Donnelley Finance Corp. I 144A
               sr. notes 8 7/8s, 2010                                   150,918
        77,000 RH Donnelley Finance Corp. I 144A
               sr. sub. notes 10 7/8s, 2012                              91,053
        82,000 Russell Corp. company guaranty
               9 1/4s, 2010                                              88,355
       175,000 Saks, Inc. company guaranty 7s, 2013                     175,875
       205,000 Samsonite Corp. 144A sr. sub. notes
               8 7/8s, 2011                                             211,150
        64,000 Schuler Homes, Inc. company guaranty
               10 1/2s, 2011                                             73,440
       160,000 Sealy Mattress Co. 144A sr. sub.
               notes 8 1/4s, 2014                                       165,200
        50,000 Standard Pacific Corp. sr. notes
               7 3/4s, 2013                                              52,625
        10,000 Standard Pacific Corp. sr. notes
               6 7/8s, 2011                                              10,375
       175,000 Standard Pacific Corp. sr. notes
               6 1/4s, 2014                                             168,438
        74,000 Starwood Hotels & Resorts Worldwide,
               Inc. company guaranty  7 7/8s, 2012                       82,880
        71,000 Starwood Hotels & Resorts Worldwide,
               Inc. company guaranty  7 3/8s, 2007                       75,970
       118,000 Station Casinos, Inc. sr. notes 6s,
               2012                                                     118,295
        75,000 Station Casinos, Inc. sr. sub. notes
               6 7/8s, 2016                                              74,906
        45,000 Technical Olympic USA, Inc. company
               guaranty 10 3/8s, 2012                                    48,937
        65,000 Technical Olympic USA, Inc. company
               guaranty 9s, 2010                                         68,900
        30,000 Tenneco Automotive, Inc. company
               guaranty Ser. B, 11 5/8s, 2009                            32,025
       100,000 Tenneco Automotive, Inc. sec. notes
               Ser. B, 10 1/4s, 2013                                    115,750
        95,000 THL Buildco, Inc. (Nortek, Inc.)
               144A sr. sub. notes 8 1/2s, 2014                          99,038
        60,000 Tommy Hilfiger USA, Inc. company
               guaranty 6.85s, 2008                                      61,350
        55,000 Toys "R" Us, Inc. notes 7 5/8s, 2011                      54,313
       283,000 Trump Atlantic City Associates
               company guaranty 11 1/4s, 2006                           240,196
        70,000 United Auto Group, Inc. company
               guaranty 9 5/8s, 2012                                     77,700
        53,000 Venetian Casino Resort, LLC company
               guaranty 11s, 2010                                        60,354
       200,000 Vertis, Inc. company guaranty
               Ser. B, 10 7/8s, 2009                                    216,500
       100,000 Vertis, Inc. 144A sub. notes
               13 1/2s, 2009                                            101,125
        40,000 Von Hoffman Press, Inc. company
               guaranty 10 3/8s, 2007                                    40,750
        75,000 Von Hoffman Press, Inc. company
               guaranty 10 1/4s, 2009                                    83,438
        63,019 Von Hoffman Press, Inc. debs. 13s,
               2009 (PIK)                                                65,540
        21,000 WCI Communities, Inc. company
               guaranty 10 5/8s, 2011                                    23,573
       101,000 WCI Communities, Inc. company
               guaranty 9 1/8s, 2012                                    111,605
        59,000 William Carter Holdings Co. (The)
               company guaranty Ser. B,  10 7/8s,
               2011                                                      66,670
        80,000 WRC Media Corp. sr. sub. notes
               12 3/4s, 2009                                             72,800
                                                                 --------------
                                                                     11,185,427

Consumer Staples (6.3%)
-------------------------------------------------------------------------------
        10,000 Adelphia Communications Corp. notes
               Ser. B, 9 7/8s, 2005 (In default)
               (NON)                                                      9,000
        20,000 Adelphia Communications Corp. sr.
               notes 10 7/8s, 2010 (In default)
               (NON)                                                     18,250
       235,000 Adelphia Communications Corp. sr.
               notes Ser. B, 9 7/8s,  2007 (In
               default) (NON)                                           211,500
       105,000 Affinity Group, Inc. sr. sub. notes
               9s, 2012                                                 109,725
        40,000 AMC Entertainment, Inc. sr. sub.
               notes 9 7/8s, 2012                                        41,600
        29,000 AMC Entertainment, Inc. sr. sub.
               notes 9 1/2s, 2011                                        29,580
       190,000 AMC Entertainment, Inc. 144A sr.
               sub. notes 8s, 2014                                      177,175
       148,000 Armkel, LLC/Armkel Finance sr. sub.
               notes 9 1/2s, 2009                                       161,320
        60,000 Atlantic Broadband Finance, LLC 144A
               sr. sub. notes 9 3/8s, 2014                               56,550
       136,000 Brand Services, Inc. company
               guaranty 12s, 2012                                       155,040
       210,000 Cablevision Systems Corp. 144A sr.
               notes 8s, 2012                                           215,250
        70,000 Capital Records, Inc. 144A company
               guaranty 8 3/8s, 2009                                     76,125
        19,000 Charter Communications Holdings,
               LLC/Capital Corp. sr. disc. notes
               stepped-coupon zero % (11 3/4s,
               5/15/06), 2011 (STP)                                      12,065
       365,000 Charter Communications Holdings,
               LLC/Capital Corp. sr. notes
               11 1/8s, 2011                                            304,775
        70,000 Charter Communications Holdings,
               LLC/Capital Corp. sr. notes
               10 3/4s, 2009                                             58,800
        60,000 Charter Communications Holdings,
               LLC/Capital Corp. sr. notes
               10 1/4s, 2010                                             49,350
       120,000 Charter Communications Holdings,
               LLC/Capital Corp. sr. notes  10s,
               2011                                                      94,800
        63,000 Charter Communications Holdings,
               LLC/Capital Corp. sr. notes  9 5/8s,
               2009                                                      50,873
        61,000 Charter Communications Holdings,
               LLC/Capital Corp. sr. notes  8 5/8s,
               2009                                                      48,495
       125,000 Cinemark USA, Inc. sr. sub. notes
               9s, 2013                                                 138,438
       145,000 Cinemark, Inc. sr. disc. notes
               stepped-coupon zero %
               (9 3/4s, 3/15/07), 2014 (STP)                             99,869
        70,000 Constellation Brands, Inc. company
               guaranty Ser. B, 8s, 2008                                 77,175
         5,000 Constellation Brands, Inc. sr. sub.
               notes Ser. B, 8 1/8s, 2012                                 5,463
        60,000 CSC Holdings, Inc. debs. 7 5/8s,
               2018                                                      60,300
         3,000 CSC Holdings, Inc. debs. Ser. B,
               8 1/8s, 2009                                               3,218
        65,000 CSC Holdings, Inc. sr. notes Ser. B,
               7 5/8s, 2011                                              67,438
        60,000 CSC Holdings, Inc. sr. sub. debs.
               10 1/2s, 2016                                             68,250
        65,000 CSC Holdings, Inc. 144A sr. notes
               6 3/4s, 2012                                              64,675
        30,000 Dean Foods Co. sr. notes 6 5/8s,
               2009                                                      31,913
        40,000 Del Monte Corp. company guaranty
               Ser. B, 9 1/4s, 2011                                      44,000
        80,000 Del Monte Corp. sr. sub. notes
               8 5/8s, 2012                                              89,000
       175,000 DirecTV Holdings, LLC sr. notes
               8 3/8s, 2013                                             199,063
       271,000 Diva Systems Corp. sr. disc. notes
               Ser. B, 12 5/8s, 2008
               (acquired various dates from 5/15/96
               to 5/24/01, cost $98,675) (In
               default) (NON) (RES)                                         339
       155,000 Doane Pet Care Co. sr. sub. debs.
               9 3/4s, 2007                                             144,538
        35,000 Dole Food Co. sr. notes 8 7/8s, 2011                      37,450
        25,000 Dole Food Co. sr. notes 8 5/8s, 2009                      26,625
        60,000 Dole Food Co. company guaranty
               7 1/4s, 2010                                              60,300
        66,000 Domino's, Inc. sr. sub. notes
               8 1/4s, 2011                                              70,620
        20,000 Eagle Family Foods company guaranty
               Ser. B, 8 3/4s, 2008                                      15,000
        30,000 Echostar DBS Corp. sr. notes
               10 3/8s, 2007                                             31,800
        42,000 Echostar DBS Corp. sr. notes 9 1/8s,
               2009                                                      46,358
       220,000 Echostar DBS Corp. sr. notes 6 3/8s,
               2011                                                     220,550
        35,000 Elizabeth Arden, Inc. company
               guaranty 7 3/4s, 2014                                     36,225
       205,000 Granite Broadcasting Corp. sec.
               notes 9 3/4s, 2010                                       193,213
        52,000 Gray Television, Inc. company
               guaranty 9 1/4s, 2011                                     58,110
       110,000 Hasbro, Inc. notes 5.6s, 2005                            113,025
        60,000 Jean Coutu Group, Inc. 144A sr.
               notes 7 5/8s, 2012 (Canada)                               61,800
       125,000 Jean Coutu Group, Inc. 144A sr. sub.
               notes 8 1/2s, 2014 (Canada)                              125,938
       230,000 Kabel Deutsheland GmbH 144A sr.
               notes 10 5/8s, 2014 (Germany)                            235,750
         2,435 Knology, Inc. 144A sr. notes 12s,
               2009 (PIK)                                                 2,313
        71,000 Land O'Lakes, Inc. sr. notes 8 3/4s,
               2011                                                      66,208
        35,000 LCE Acquisition Corp. 144A company
               guaranty 9s, 2014                                         35,525
        90,000 North Atlantic Trading Co. sr. notes
               9 1/4s, 2012                                              87,750
       105,000 Paxson Communications Corp. company
               guaranty 10 3/4s, 2008                                   105,525
       150,000 Pinnacle Foods Holding Corp. 144A
               sr. sub. notes 8 1/4s, 2013                              142,875
       156,000 Playtex Products, Inc. company
               guaranty 9 3/8s, 2011                                    158,535
       110,000 Playtex Products, Inc. 144A sec.
               notes 8s, 2011                                           114,675
        80,000 Premier International Foods PLC sr.
               notes 12s, 2009 (United Kingdom)                          84,800
       105,000 Prestige Brands, Inc. 144A sr. sub.
               notes 9 1/4s, 2012                                       104,475
        25,000 Quebecor Media, Inc. sr. disc. notes
               stepped-coupon zero %
               (13 3/4s, 7/15/06), 2011 (Canada)
               (STP)                                                     23,813
       196,000 Quebecor Media, Inc. sr. notes
               11 1/8s, 2011 (Canada)                                   225,400
       125,000 Rainbow National Services, LLC 144A
               sr. notes 8 3/4s, 2012                                   127,500
       160,000 Remington Arms Co., Inc. company
               guaranty 10 1/2s, 2011                                   147,200
        80,000 Rite Aid Corp. company guaranty
               9 1/2s, 2011                                              88,000
       130,000 Rite Aid Corp. debs. 6 7/8s, 2013                        119,600
        10,000 Rite Aid Corp. notes 7 1/8s, 2007                         10,200
         5,000 Rite Aid Corp. 144A notes 6s, 2005                         5,050
       130,000 Sbarro, Inc. company guaranty 11s,
               2009                                                     117,325
        35,000 Scotts Co. (The) sr. sub. notes
               6 5/8s, 2013                                              36,575
        75,000 Sinclair Broadcast Group, Inc.
               company guaranty 8s, 2012                                 77,438
       140,000 Six Flags, Inc. sr. notes 9 5/8s,
               2014                                                     129,850
       314,000 Six Flags, Inc. sr. notes 8 7/8s,
               2010                                                     288,880
        40,000 Videotron Ltee company guaranty
               6 7/8s, 2014 (Canada)                                     40,400
        90,000 Vivendi Universal SA sr. notes
               9 1/4s, 2010 (France)                                    106,313
       135,000 Vivendi Universal SA sr. notes
               6 1/4s, 2008 (France)                                    144,450
        75,000 Warner Music Group 144A sr. sub.
               notes 7 3/8s, 2011                                        74,625
       114,000 Williams Scotsman, Inc. company
               guaranty 9 7/8s, 2007                                    112,290
       108,000 Young Broadcasting, Inc. company
               guaranty 10s, 2011                                       110,430
        50,000 Young Broadcasting, Inc. sr. sub.
               notes 8 3/4s, 2014                                        47,938
                                                                 --------------
                                                                      7,242,674

Energy (3.0%)
-------------------------------------------------------------------------------
       145,000 Arch Western Finance, LLC 144A sr.
               notes 7 1/2s, 2013                                       150,075
        75,000 Belden & Blake Corp. 144A sec. notes
               8 3/4s, 2012                                              78,188
        90,000 BRL Universal Equipment sec. notes
               8 7/8s, 2008                                              96,075
        80,000 CHC Helicopter Corp. sr. sub. notes
               7 3/8s, 2014 (Canada)                                     80,900
        54,000 Chesapeake Energy Corp. company
               guaranty 9s, 2012                                         61,560
        35,000 Chesapeake Energy Corp. company
               guaranty 7 3/4s, 2015                                     37,538
       115,000 Chesapeake Energy Corp. sr. notes
               7 1/2s, 2013                                             123,625
        50,000 Chesapeake Energy Corp. sr. notes
               7s, 2014                                                  51,500
        75,000 Comstock Resources, Inc. sr. notes
               6 7/8s, 2012                                              75,375
       100,000 Dresser, Inc. company guaranty
               9 3/8s, 2011                                             107,500
        16,000 El Paso Energy Partners LP company
               guaranty Ser. B, 8 1/2s, 2011                             18,000
        80,000 Encore Acquisition Co. company
               guaranty 8 3/8s, 2012                                     88,000
        35,000 Encore Acquisition Co. sr. sub.
               notes 6 1/4s, 2014                                        34,125
       105,000 Exco Resources, Inc. company
               guaranty 7 1/4s, 2011                                    110,250
        55,000 Forest Oil Corp. company guaranty
               7 3/4s, 2014                                              58,300
        62,000 Forest Oil Corp. sr. notes 8s, 2008                       67,580
        45,000 Forest Oil Corp. 144A sr. notes 8s,
               2011                                                      49,388
        55,000 Hanover Compressor Co. sr. notes 9s,
               2014                                                      58,988
        50,000 Hanover Compressor Co. sr. notes
               8 5/8s, 2010                                              53,250
        75,000 Hanover Compressor Co. sub. notes
               zero %, 2007                                              63,188
        50,000 Hanover Equipment Trust sec. notes
               Ser. A, 8 1/2s, 2008                                      53,375
        68,000 Hornbeck Offshore Services, Inc. sr.
               notes 10 5/8s, 2008                                       74,800
        50,000 KCS Energy, Inc. sr. notes 7 1/8s,
               2012                                                      51,250
        40,000 Key Energy Services, Inc. sr. notes
               6 3/8s, 2013                                              38,200
        75,000 Massey Energy Co. sr. notes 6 5/8s,
               2010                                                      77,625
        80,000 Newfield Exploration Co. sr. notes
               7 5/8s, 2011                                              87,800
        65,000 Newfield Exploration Co. 144A sr.
               sub. notes 6 5/8s, 2014                                   66,138
       100,000 Offshore Logistics, Inc. company
               guaranty 6 1/8s, 2013                                     99,000
        60,000 Pacific Energy Partners/Pacific
               Energy Finance Corp. 144A sr. notes
               7 1/8s, 2014                                              63,450
        90,000 Parker Drilling Co. company guaranty
               Ser. B, 10 1/8s, 2009                                     95,625
       110,000 Peabody Energy Corp. sr. notes
               5 7/8s, 2016                                             105,050
       250,000 Pemex Project Funding Master Trust
               company guaranty 7 3/8s, 2014                            270,000
       113,029 Petro Geo-Services notes 10s, 2010
               (Norway)                                                 121,506
        55,000 Plains All American Pipeline
               LP/Plains All American Finance
               Corp. company guaranty 7 3/4s, 2012                       63,673
        80,000 Plains Exploration & Production Co.
               company guaranty Ser. B,  8 3/4s,
               2012                                                      89,200
        45,000 Plains Exploration & Production Co.
               sr. sub. notes 8 3/4s, 2012                               50,175
        70,000 Plains Exploration & Production Co.
               144A sr. notes 7 1/8s, 2014                               74,200
       115,000 Pogo Producing Co. sr. sub. notes
               Ser. B, 8 1/4s, 2011                                     126,212
       110,000 Pride International, Inc. 144A sr.
               notes 7 3/8s, 2014                                       117,150
        80,000 Seabulk International, Inc. company
               guaranty 9 1/2s, 2013                                     83,400
       130,000 Star Gas Partners LP/Star Gas
               Finance Co. sr. notes 10 1/4s, 2013                      140,400
        20,000 Universal Compression, Inc. sr.
               notes 7 1/4s, 2010                                        20,800
        24,000 Vintage Petroleum, Inc. sr. sub.
               notes 7 7/8s, 2011                                        25,140
                                                                 --------------
                                                                      3,457,574

Financial (0.5%)
-------------------------------------------------------------------------------
        35,000 Crescent Real Estate Equities LP
               notes 7 1/2s, 2007 (R)                                    35,700
       110,000 Crescent Real Estate Equities LP sr.
               notes 9 1/4s, 2009 (R)                                   117,700
       140,000 E(a)Trade Finance Corp. 144A sr.
               notes 8s, 2011                                           142,800
       206,550 Finova Group, Inc. notes 7 1/2s,
               2009                                                     103,017
        44,000 iStar Financial, Inc. sr. notes
               8 3/4s, 2008 (R)                                          50,050
        10,000 iStar Financial, Inc. sr. notes 7s,
               2008 (R)                                                  10,738
        95,000 iStar Financial, Inc. sr. notes 6s,
               2010 (R)                                                  97,138
        70,000 Western Financial Bank sub. debs.
               9 5/8s, 2012                                              77,000
                                                                 --------------
                                                                        634,143

Health Care (2.6%)
-------------------------------------------------------------------------------
       100,000 Alderwoods Group, Inc. 144A sr.
               notes 7 3/4s, 2012                                       104,000
        82,000 AmerisourceBergen Corp. company
               guaranty 7 1/4s, 2012                                     87,740
       160,000 AmerisourceBergen Corp. sr. notes
               8 1/8s, 2008                                             175,600
       135,000 Ardent Health Services, Inc. sr.
               sub. notes 10s, 2013                                     145,125
        40,000 Extendicare Health Services, Inc.
               company guaranty 9 1/2s, 2010                             44,700
        75,000 Extendicare Health Services, Inc.
               sr. sub. notes 6 7/8s, 2014                               74,250
        50,000 Hanger Orthopedic Group, Inc.
               company guaranty 10 3/8s, 2009                            46,500
        10,000 HCA, Inc. debs. 7.19s, 2015                               10,790
        30,000 HCA, Inc. notes 5 3/4s, 2014                              29,739
        40,000 HCA, Inc. sr. notes 6.95s, 2012                           43,048
       175,000 Healthsouth Corp. notes 7 5/8s, 2012                     167,125
        37,000 Healthsouth Corp. sr. notes 8 1/2s,
               2008                                                      37,000
        37,000 Healthsouth Corp. sr. notes 8 3/8s,
               2011                                                      36,353
        65,000 IASIS Healthcare/IASIS Capital Corp.
               144A sr. sub. notes 8 3/4s, 2014                          68,250
        55,000 Insight Health Services Corp. 144A
               company guaranty 9 7/8s, 2011                             55,688
        39,220 Magellan Health Services, Inc. sr.
               notes Ser. A, 9 3/8s, 2008                                42,358
        90,000 Mediq, Inc. debs. 13s, 2009 (In
               default) (NON)                                                 9
        31,000 MedQuest, Inc. company guaranty
               Ser. B, 11 7/8s, 2012                                     35,030
       145,000 MQ Associates, Inc. 144A sr. disc.
               notes zero %, 2012                                        90,263
        90,000 Omnicare, Inc. sr. sub. notes
               6 1/8s, 2013                                              87,300
        70,000 Owens & Minor, Inc. company guaranty
               8 1/2s, 2011                                              77,000
       100,000 PacifiCare Health Systems, Inc.
               company guaranty 10 3/4s, 2009                           116,000
       155,000 Province Healthcare Co. sr. sub.
               notes 7 1/2s, 2013                                       173,600
        10,000 Service Corp. International notes
               7.2s, 2006                                                10,450
         5,000 Service Corp. International notes
               6 7/8s, 2007                                               5,175
        21,000 Service Corp. International notes
               6 1/2s, 2008                                              21,683
        25,000 Service Corp. International notes
               Ser. (a), 7.7s, 2009                                      26,563
       110,000 Service Corp. International 144A sr.
               notes 6 3/4s, 2016                                       105,875
        60,000 Stewart Enterprises, Inc. notes
               10 3/4s, 2008                                             66,300
        70,000 Tenet Healthcare Corp. notes 7 3/8s,
               2013                                                      64,750
        10,000 Tenet Healthcare Corp. sr. notes
               6 1/2s, 2012                                               8,850
       170,000 Tenet Healthcare Corp. sr. notes
               6 3/8s, 2011                                             150,875
       145,000 Tenet Healthcare Corp. 144A sr.
               notes 9 7/8s, 2014                                       151,163
       100,000 Triad Hospitals, Inc. sr. notes 7s,
               2012                                                     104,250
       245,000 Triad Hospitals, Inc. sr. sub. notes
               7s, 2013                                                 246,531
        75,000 Universal Hospital Services, Inc.
               sr. notes 10 1/8s, 2011                                   76,125
        45,000 US Oncology, Inc. 144A sr. notes 9s,
               2012                                                      47,138
        30,000 US Oncology, Inc. 144A sr. sub.
               notes 10 3/4s, 2014                                       31,575
        40,000 Ventas Realty LP/Capital Corp.
               company guaranty 9s, 2012                                 44,600
        55,000 VWR International, Inc. 144A sr.
               notes 6 7/8s, 2012                                        56,650
                                                                 --------------
                                                                      2,966,021

Other (2.3%)
-------------------------------------------------------------------------------
     2,680,000 Dow Jones CDX HY 144A pass-through
               certificates 7 3/4s, 2009                              2,690,050

Technology (1.7%)
-------------------------------------------------------------------------------
        64,000 AMI Semiconductor, Inc. company
               guaranty 10 3/4s, 2013                                    74,400
        55,000 Amkor Technologies, Inc. sr. notes
               7 3/4s, 2013                                              46,200
        55,000 Amkor Technologies, Inc. sr. sub.
               notes 10 1/2s, 2009                                       49,775
       120,000 Celestica, Inc. sr.sub. notes
               7 7/8s, 2011 (Canada)                                    125,550
        68,000 DigitalNet Holdings, Inc. sr. notes
               9s, 2010                                                  73,780
       120,000 Freescale Semiconductor, Inc. 144A
               sr. notes 7 1/8s, 2014                                   121,950
       211,000 Iron Mountain, Inc. company guaranty
               8 5/8s, 2013                                             227,880
       135,000 Lucent Technologies, Inc. debs.
               6.45s, 2029                                              105,975
         5,000 Lucent Technologies, Inc. notes
               5 1/2s, 2008                                               4,813
        55,000 New ASAT Finance, Ltd. 144A company
               guaranty 9 1/4s, 2011 (Cayman
               Islands)                                                  46,200
       170,000 Nortel Networks Corp. notes 6 1/8s,
               2006 (Canada)                                            172,550
       119,000 ON Semiconductor Corp. company
               guaranty 13s, 2008                                       133,875
       106,166 Peregrine Systems, Inc. 144A sr.
               notes 6 1/2s, 2007                                       104,043
        45,000 SCG Holding Corp. 144A notes zero %,
               2011                                                      63,225
        85,000 Seagate Technology Hdd Holdings
               company guaranty 8s, 2009 (Cayman
               Islands)                                                  89,250
       120,000 UGS Corp. 144A sr. sub. notes 10s,
               2012                                                     130,800
       105,000 Xerox Capital Trust I company
               guaranty 8s, 2027                                        100,538
        18,000 Xerox Corp. company guaranty 9 3/4s,
               2009                                                      20,925
        55,000 Xerox Corp. notes Ser. MTN, 7.2s,
               2016                                                      55,275
       144,000 Xerox Corp. sr. notes 7 5/8s, 2013                       153,000
        95,000 Xerox Corp. sr. notes 6 7/8s, 2011                        98,325
                                                                 --------------
                                                                      1,998,329

Transportation (0.5%)
-------------------------------------------------------------------------------
        70,000 American Airlines, Inc. pass-through
               certificates Ser. 01-1, 6.817s, 2011                      61,600
       140,000 Calair, LLC/Calair Capital Corp.
               company guaranty 8 1/8s, 2008                            105,700
        60,000 Delta Air Lines, Inc. notes 7.9s,
               2009                                                      19,200
       185,000 Kansas City Southern Railway Co.
               company guaranty 9 1/2s, 2008                            200,956
        25,000 Kansas City Southern Railway Co.
               company guaranty 7 1/2s, 2009                             25,250
        97,000 Navistar International Corp. company
               guaranty Ser. B, 9 3/8s, 2006                            104,275
        60,000 Northwest Airlines, Inc. company
               guaranty 7 5/8s, 2005                                     58,650
        20,000 Travel Centers of America, Inc.
               company guaranty 12 3/4s, 2009                            23,200
                                                                 --------------
                                                                        598,831

Utilities & Power (3.4%)
-------------------------------------------------------------------------------
        22,000 AES Corp. (The) sr. notes 8 7/8s,
               2011                                                      23,980
         6,000 AES Corp. (The) sr. notes 8 3/4s,
               2008                                                       6,450
       105,000 AES Corp. (The) 144A sec. notes 9s,
               2015                                                     116,813
       150,000 AES Corp. (The) 144A sec. notes
               8 3/4s, 2013                                             166,875
        75,000 Allegheny Energy Supply 144A bonds
               8 1/4s, 2012                                              79,500
        45,000 Allegheny Energy Supply 144A sec.
               notes 10 1/4s, 2007                                       49,500
        62,000 Calpine Canada Energy Finance
               company guaranty 8 1/2s, 2008
               (Canada)                                                  39,680
       248,000 Calpine Corp. 144A sec. notes
               8 1/2s, 2010                                             194,680
        35,000 CenterPoint Energy Resources Corp.
               debs. 6 1/2s, 2008                                        37,836
        20,000 CenterPoint Energy Resources Corp.
               sr. notes Ser. B, 7 7/8s, 2013                            23,593
        15,000 CMS Energy Corp. pass-through
               certificates 7s, 2005                                     15,094
        30,000 CMS Energy Corp. sr. notes 8.9s,
               2008                                                      32,625
        55,000 CMS Energy Corp. sr. notes 8 1/2s,
               2011                                                      59,675
        25,000 CMS Energy Corp. 144A sr. notes
               7 3/4s, 2010                                              26,375
       140,000 DPL, Inc. sr. notes 6 7/8s, 2011                         145,600
        15,000 Dynegy Holdings, Inc. sr. notes
               6 7/8s, 2011                                              13,950
       190,000 Dynegy Holdings, Inc. 144A sec.
               notes 10 1/8s, 2013                                      213,750
        50,000 Dynegy-Roseton Danskamme company
               guaranty Ser. A, 7.27s, 2010                              48,750
        75,000 Dynegy-Roseton Danskamme company
               guaranty Ser. B, 7.67s, 2016                              66,188
         5,000 Edison Mission Energy sr. notes
               9 7/8s, 2011                                               5,738
        55,000 El Paso Corp. sr. notes 7 3/8s, 2012                      51,425
       115,000 El Paso Corp. sr. notes Ser. MTN,
               7 3/4s, 2032                                              97,606
        25,000 El Paso Natural Gas Co. debs.
               8 5/8s, 2022                                              26,750
        25,000 El Paso Natural Gas Co. sr. notes
               Ser. A, 7 5/8s, 2010                                      26,500
       130,000 El Paso Production Holding Co.
               company guaranty 7 3/4s, 2013                            127,725
        95,000 Ferrellgas Partners LP/Ferrellgas
               Partners Finance sr. notes 6 3/4s,
               2014                                                      94,525
        30,000 Kansas Gas & Electric debs. 8.29s,
               2016                                                      31,050
       165,000 Midwest Generation, LLC sec. sr.
               notes 8 3/4s, 2034                                       175,313
        95,000 Mission Energy Holding Co. sec.
               notes 13 1/2s, 2008                                      119,463
        55,000 Monongahela Power Co. 144A 1st.
               mtge. 6.7s, 2014                                          57,471
        90,000 Nevada Power Co. 2nd mtge. 9s, 2013                      100,800
       135,000 Northwest Pipeline Corp. company
               guaranty 8 1/8s, 2010                                    152,044
       335,000 NRG Energy, Inc. 144A sr. sec. notes
               8s, 2013                                                 351,750
        75,000 Orion Power Holdings, Inc. sr. notes
               12s, 2010                                                 93,750
       115,000 PG&E Corp. sec. notes 6 7/8s, 2008                       124,775
        20,000 PG&E Gas Transmission Northwest sr.
               notes 7.1s, 2005                                          20,600
        80,000 PSEG Energy Holdings, Inc. notes
               7 3/4s, 2007                                              85,000
        65,000 SEMCO Energy, Inc. sr. notes 7 3/4s,
               2013                                                      68,250
        90,000 SEMCO Energy, Inc. 144A sr. notes
               7 3/4s, 2013                                              85,050
        20,000 Sierra Pacific Power Co. 144A
               general ref. mtge. 6 1/4s, 2012                           19,800
       130,000 Sierra Pacific Resources 144A sr.
               notes 8 5/8s, 2014                                       136,500
        40,000 Teco Energy, Inc. notes 10 1/2s,
               2007                                                      46,200
        25,000 Teco Energy, Inc. notes 7.2s, 2011                        26,313
        40,000 Teco Energy, Inc. notes 7s, 2012                          41,400
        10,000 Tennessee Gas Pipeline Co. debs. 7s,
               2028                                                       9,363
        35,000 Tennessee Gas Pipeline Co. unsecd.
               notes 7 1/2s, 2017                                        35,919
        15,000 Transcontinental Gas Pipeline Corp.
               debs. 7 1/4s, 2026                                        15,413
        85,000 Utilicorp Canada Finance Corp.
               company guaranty 7 3/4s, 2011
               (Canada)                                                  86,700
        55,000 Utilicorp United, Inc. sr. notes
               9.95s, 2011                                               59,950
        47,000 Western Resources, Inc. sr. notes
               9 3/4s, 2007                                              53,882
        20,000 Williams Cos., Inc. (The) notes
               8 3/4s, 2032                                              22,450
        20,000 Williams Cos., Inc. (The) notes
               8 1/8s, 2012                                              23,000
        25,000 Williams Cos., Inc. (The) notes
               7 5/8s, 2019                                              27,000
        95,000 Williams Cos., Inc. (The) sr. notes
               8 5/8s, 2010                                             110,200
                                                                 --------------
                                                                      3,970,589
                                                                 --------------
               Total Corporate bonds and notes
               (cost $47,535,278)                                   $48,985,418

Convertible preferred stocks (32.5%) (a)
Number of shares                                                          Value

Basic Materials (3.1%)
-------------------------------------------------------------------------------
         1,360 Freeport-McMoRan Copper & Gold, Inc.
               144A 5.50% cv. pfd.                                   $1,328,516
         1,240 Hercules Trust II 6.50% units cum.
               cv. pfd.                                                 936,200
        52,400 Smurfit-Stone Container Corp.
               Ser. A, $1.75 cum. cv. pfd.                            1,303,450
                                                                 --------------
                                                                      3,568,166

Capital Goods (4.2%)
-------------------------------------------------------------------------------
        21,300 Coltec Capital Trust $2.625 cv. pfd.                     966,019
        19,600 Northrop Grumman Corp. Ser. B, $7.00
               cum. cv. pfd.                                          2,548,000
        39,100 Owens-Illinois, Inc. $2.375 cv. pfd.                   1,383,163
                                                                 --------------
                                                                      4,897,182

Communication Services (2.4%)
-------------------------------------------------------------------------------
        21,700 Broadwing, Inc. Ser. B, $3.378 cum.
               cv. pfd.                                                 873,425
        35,020 CenturyTel, Inc. $1.719 cv. pfd.                         893,010
        21,923 Crown Castle International Corp.
               $3.125 cum. cv. pfd.                                   1,005,718
                                                                 --------------
                                                                      2,772,153

Consumer Cyclicals (3.6%)
-------------------------------------------------------------------------------
         4,370 Central Parking Finance Trust 144A
               $1.313 cv. pfd.                                           77,568
        11,200 Ford Motor Company Capital Trust II
               $3.25 cum. cv. pfd.                                      596,400
         1,350 Radio One, Inc. 6.50% cum. cv. pfd.                    1,381,304
        31,700 Tower Automotive Capital Trust
               $3.375 cv. pfd. (S)                                      645,888
        30,300 TXI Capital Trust I $2.75 cv. pfd.                     1,473,338
                                                                 --------------
                                                                      4,174,498

Consumer Staples (2.7%)
-------------------------------------------------------------------------------
        25,100 Albertson's, Inc. 1.813 cv. pfd.                         657,871
        20,120 Constellation Brands, Inc. Ser. A,
               $1.438 cv. pfd. (S)                                      643,840
        25,200 Sinclair Broadcast Group, Inc.
               Ser. D, $3.00 cv. pfd.                                 1,026,900
        38,900 Six Flags, Inc. $1.813 cum. cv. pfd.
               (S)                                                      743,963
                                                                 --------------
                                                                      3,072,574

Energy (1.9%)
-------------------------------------------------------------------------------
        16,950 Amerada Hess Corp. $3.50 cv. pfd.                      1,228,875
        19,700 Hanover Compressor Capital Trust
               $3.625 cum. cv. pfd. (S)                                 952,988
                                                                 --------------
                                                                      2,181,863

Financial (5.9%)
-------------------------------------------------------------------------------
        11,800 Capital One Financial Corp. $3.125
               cv. pfd.                                                 588,525
        22,300 Chubb Corp. (The) $1.75 cv. pfd.                         613,250
        44,996 Decs Trust IX 6.75% cv. pfd.                             421,838
        60,700 FelCor Lodging Trust, Inc. Ser. A,
               $1.95 cum. cv. pfd. (R)                                1,449,213
        15,403 Hartford Financial Services Group,
               Inc. (The) $3.50 cv. pfd.                                931,882
        28,600 Host Marriott Financial Trust $3.375
               cv. pfd. (R)                                           1,458,600
        21,130 Provident Finance Group $2.25 units
               cv. pfd.                                                 787,093
        25,600 XL Capital, Ltd. $1.625 cv. pfd.
               (Cayman Islands)                                         608,768
                                                                 --------------
                                                                      6,859,169

Health Care (1.6%)
-------------------------------------------------------------------------------
        36,650 Schering-Plough Corp. $3.00 cv. pfd.                   1,882,894

Technology (1.5%)
-------------------------------------------------------------------------------
        33,168 Solectron Corp. $1.813 units cv.
               pfd.                                                     456,060
        10,800 Xerox Corp. 6.25% cv. pfd.                             1,336,500
                                                                 --------------
                                                                      1,792,560

Utilities & Power (5.6%)
-------------------------------------------------------------------------------
         3,700 Aquila, Inc. $1.688 cv. pfd. (S)                         108,225
        25,250 El Paso Energy Capital Trust I
               $2.375 cv. pfd.                                          817,469
        49,200 Great Plains Energy, Inc. $2.00 cum.
               cv. pfd.                                               1,223,850
        20,000 ONEOK, Inc. $2.125 units cv. pfd.                        609,000
         9,000 Public Service Enterprise Group,
               Inc. $5.125 cv. pfd.                                     511,875
        40,900 Sempra Energy $2.125 units cv. pfd.                    1,257,675
        17,200 Sierra Pacific Resources $4.50 units
               cum. cv. pfd.                                            665,468
        44,400 Williams Cos., Inc. (The) $2.25 cv.
               pfd. (S)                                                 571,650
         9,830 Williams Cos., Inc. (The) 144A $2.75
               cv. pfd.                                                 689,329
                                                                 --------------
                                                                      6,454,541
                                                                 --------------
               Total Convertible preferred stocks
               (cost $34,301,403)                                   $37,655,600

Convertible bonds and notes (17.9%) (a)
Principal amount                                                          Value

Capital Goods (0.6%)
-------------------------------------------------------------------------------
      $660,000 Titan International, Inc. 144A cv.
               sr. notes 5 1/4s, 2009                                  $679,800

Communication Services (1.1%)
-------------------------------------------------------------------------------
     1,300,000 Charter Communications, Inc. cv. sr.
               notes 5 3/4s, 2005                                     1,217,125
       400,000 Cybernet Internet Services
               International, Inc. 144A cv. sr.
               disc. notes 13s, 2009 (In default)
               (NON)                                                          4
                                                                 --------------
                                                                      1,217,129

Conglomerates (1.1%)
-------------------------------------------------------------------------------
     1,250,000 GenCorp, Inc. cv. sub. notes 5 3/4s,
               2007                                                   1,254,688

Consumer Cyclicals (2.2%)
-------------------------------------------------------------------------------
       612,000 Amazon.com, Inc. cv. sub. debs.
               4 3/4s, 2009                                             606,645
       650,000 Mediacom Communications Corp. cv.
               sr. notes 5 1/4s, 2006                                   612,625
       614,000 Meristar Hospitality Corp. cv. notes
               9 1/2s, 2010                                             713,775
       595,000 WCI Communities, Inc. cv. sr. sub.
               notes 4s, 2023                                           676,813
                                                                 --------------
                                                                      2,609,858

Consumer Staples (1.1%)
-------------------------------------------------------------------------------
     1,260,000 Rite Aid Corp. cv. notes 4 3/4s,
               2006                                                   1,289,925

Financial (1.5%)
-------------------------------------------------------------------------------
       310,000 E*Trade Group, Inc. cv. sub. notes
               6s, 2007                                                 316,975
     1,410,000 Providian Financial Corp. cv. sr.
               notes 3 1/4s, 2005                                     1,383,563
                                                                 --------------
                                                                      1,700,538

Technology (7.3%)
-------------------------------------------------------------------------------
       600,000 Agere Systems, Inc. cv. notes
               6 1/2s, 2009                                             604,500
     1,170,000 Amkor Technologies, Inc. cv. notes
               5 3/4s, 2006                                           1,083,713
     1,297,000 Aspen Technology, Inc. cv. sub.
               debs. 5 1/4s, 2005                                     1,293,758
       980,000 Avaya, Inc. cv. liquid yield option
               notes (LYON) zero %, 2021                                541,450
       600,000 Fairchild Semiconductor
               International, Inc. cv. company
               guaranty 5s, 2008                                        594,000
     1,200,000 Lucent Technologies, Inc. cv. sub.
               debs. 8s, 2031                                         1,291,500
       930,000 Manugistics Group, Inc. cv. sub.
               notes 5s, 2007                                           831,188
       920,000 ON Semiconductor Corp. 144A cv.
               bonds zero %, 2024                                       605,452
     1,730,000 Safeguard Scientifics, Inc. 144A cv.
               sr. notes 2 5/8s, 2024                                 1,193,700
       280,000 Silicon Graphics, Inc. cv. notes
               6 1/2s, 2009                                             372,400
                                                                 --------------
                                                                      8,411,661

Transportation (0.4%)
-------------------------------------------------------------------------------
       750,000 Continental Airlines, Inc. cv. notes
               4 1/2s, 2007                                             523,125

Utilities & Power (2.6%)
-------------------------------------------------------------------------------
       605,000 AES Corp. (The) cv. sub. notes
               4 1/2s, 2005                                             602,731
     1,400,000 El Paso Corp. cv. debs. zero %, 2021                     687,750
       526,000 Sierra Pacific Resources 144A cv.
               notes 7 1/4s, 2010                                     1,120,380
       440,000 XCEL Energy, Inc. 144A cv. notes
               7 1/2s, 2007                                             671,550
                                                                 --------------
                                                                      3,082,411
                                                                 --------------
               Total Convertible bonds and notes
               (cost $18,817,584)                                   $20,769,135

Common stocks (2.1%) (a)
Number of shares                                                          Value
-------------------------------------------------------------------------------
           214 AboveNet, Inc. (NON) (S)                                  $5,136
        11,800 Altria Group, Inc.                                       577,610
        50,000 AMRESCO Creditor Trust (acquired
               9/20/00, cost $38,655) (NON) (RES)
               (R)                                                           50
            28 Arch Wireless, Inc. Class A (NON)                            854
           156 Birch Telecom, Inc. (acquired
               various dates from 9/30/02 to
               6/5/03, cost $--) (NON) (RES)                                  2
       293,993 Contifinancial Corp. Liquidating
               Trust Units                                                5,880
         2,031 Covad Communications Group, Inc.
               (NON) (S)                                                  2,965
           305 Crown Castle International Corp.
               (NON)                                                      4,365
        28,300 GATX Corp. (S)                                           763,202
           144 Genesis HealthCare Corp. (NON) (S)                         4,477
         3,492 Globix Corp. (NON)                                         9,638
        75,000 iPCS Escrow, Inc. (NON)                                       75
         2,137 iPCS, Inc. (NON)                                          39,748
            16 Knology, Inc. (NON)                                           56
            64 Leucadia National Corp. (S)                                3,456
           227 Polymer Group, Inc. Class A (NON)                          2,792
           334 PSF Group Holdings, Inc. 144A Class
               A (NON)                                                  501,450
        83,600 Service Corp. International (NON)                        502,436
            25 Sterling Chemicals, Inc. (NON)                               575
           102 Sun Healthcare Group, Inc. (NON)                             877
        14,550 VS Holdings, Inc. (acquired various
               dates from 11/1/00 to 10/22/02, cost
               $180,000) (NON) (RES)                                        728
           408 Washington Group International, Inc.
               (NON)                                                     14,353
                                                                 --------------
               Total Common stocks
               (cost $3,658,197)                                     $2,440,725

Foreign government bonds and notes (0.5%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
       $70,000 Colombia (Republic of) bonds
               Ser. NOV, 9 3/4s, 2009                                   $77,875
        25,000 Colombia (Republic of) notes
               10 3/4s, 2013                                             28,850
        95,000 Ecuador (Republic of) bonds
               Ser. REGS, stepped-coupon 8s  (9s,
               8/15/05), 2030 (STP)                                      74,575
       110,000 Indonesia (Republic of) 144A sr.
               notes 6 3/4s, 2014                                       105,325
        40,000 Peru (Republic of) bonds 8 3/4s,
               2033                                                      38,400
       110,000 Russia (Federation of) unsub.
               stepped-coupon 5s (7 1/2s,
               3/31/07), 2030 (STP)                                     105,490
       100,000 Ukraine (Government of) 144A bonds
               7.65s, 2013                                              100,500
                                                                 --------------
               Total Foreign government bonds and
               notes (cost $492,729)                                   $531,015

Preferred stocks (0.3%) (a)
Number of shares                                                          Value
-------------------------------------------------------------------------------
         4,281 Avecia Group PLC $4.00 pfd. (United
               Kingdom) (PIK)                                           $61,004
             2 Dobson Communications Corp. 13.00%
               pfd. (PIK)                                                 1,210
         1,714 iStar Financial, Inc. Ser. F, $1.95
               cum. pfd. (R)                                             42,850
            13 Paxson Communications Corp. 14.25%
               cum. pfd. (PIK) (S)                                      111,800
           196 Rural Cellular Corp. 12.25% pfd.
               (PIK)                                                    113,825
                                                                 --------------
               Total Preferred stocks
               (cost $399,827)                                         $330,689

Units (0.1%) (a)
Number of units                                                           Value
-------------------------------------------------------------------------------
        80,000 Morrison Knudsen Corp.                                    $5,000
           208 XCL Equity Units (acquired 6/19/03,
               cost $303,520) (RES)                                      92,328
                                                                 --------------
               Total Units (cost $354,027)                              $97,328

Brady bonds (--%) (a) (cost $54,802)
Principal amount                                                          Value
-------------------------------------------------------------------------------
       $59,150 Peru (Republic of) FRB Ser. PDI, 5s,
               2017                                                     $53,756

Warrants (--%) (a) (NON)                           Expiration
Number of warrants                                    date                Value
-------------------------------------------------------------------------------
            71 AboveNet, Inc.                        9/8/08                $533
            83 AboveNet, Inc.                        9/8/10                 498
           140 Dayton Superior Corp. 144A            6/15/09                  1
           161 Huntsman Co., LLC 144A                5/15/11             30,588
            72 MDP Acquisitions PLC 144A             10/1/13              1,998
            60 Pliant Corp. 144A                     6/1/10                   1
           240 Travel Centers of America, Inc. 144A  5/1/09               1,200
           220 Ubiquitel, Inc. 144A                  4/15/10                  1
           250 Washington Group International, Inc.
               Ser. A                                1/25/06              2,200
           287 Washington Group International, Inc.
               Ser. B                                1/25/06              1,937
           156 Washington Group International, Inc.
               Ser. C                                1/25/06                936
                                                                 --------------
               Total Warrants (cost $88,220)                            $39,893

Short-term investments (7.4%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
    $5,733,235 Putnam Prime Money Market Fund (e)                    $5,733,235
     2,867,267 Short-term investments held as
               collateral for loaned
               securities with yields ranging from
               1.52% to 1.71% and due dates ranging
               from September 1, 2004 to September
               24, 2004 (d)                                           2,866,478
                                                                 --------------
               Total Short-term investments
               (cost $8,599,713)                                     $8,599,713
-------------------------------------------------------------------------------
               Total Investments
               (cost $114,301,780)                                 $119,503,272
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $115,776,369.

(DEF) Security is in default of principal and interest.

(NON) Non-income-producing security.

(STP) The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at August 31, 2004 was $93,447 or 0.1% of net assets.

(PIK) Income may be received in cash or additional securities at the discretion of the issuer.

  (R) Real Estate Investment Trust.

  (S) Securities on loan, in part or in entirety, at August 31, 2004.

  (d) See Note 1 to the financial statements.

  (e) See Note 4 to the financial statements regarding investments in the Putnam Prime Money Market Fund.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      The rates shown on Floating Rate Bonds (FRB) and Floating Rate Notes
(FRN) are the current interest rates at August 31, 2004.


Forward currency contracts to sell at August 31, 2004
(aggregate face value $344,729)
----------------------------------------------------------------------------
                            Aggregate        Delivery     Unrealized
              Value        face value          date      depreciation
----------------------------------------------------------------------------
Euro        $346,128        $344,729         12/15/04      $(1,399)
----------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of assets and liabilities
August 31, 2004

Assets
-------------------------------------------------------------------------------
Investment in securities, at value, including $2,734,371 of securities on loan (Note 1):
-------------------------------------------------------------------------------
Unaffiliated issuers (identified cost $108,568,545)              $113,770,037
-------------------------------------------------------------------------------
Affiliated issuers (identified cost $5,733,235) (Note 4)            5,733,235
-------------------------------------------------------------------------------
Cash                                                                      250
-------------------------------------------------------------------------------
Dividends, interest and other receivables                           1,295,091
-------------------------------------------------------------------------------
Receivable for securities sold                                         24,750
-------------------------------------------------------------------------------
Receivable for closed forward currency contracts (Note 1)                 177
-------------------------------------------------------------------------------
Total assets                                                      120,823,540

Liabilities
-------------------------------------------------------------------------------
Distributions payable to shareholders                                 637,999
-------------------------------------------------------------------------------
Payable for securities purchased                                    1,233,298
-------------------------------------------------------------------------------
Payable for compensation of Manager (Notes 2 and 4)                   220,347
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)             35,843
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                 31,887
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                              781
-------------------------------------------------------------------------------
Payable for open forward currency contracts (Note 1)                    1,399
-------------------------------------------------------------------------------
Payable for closed forward currency contracts (Note 1)                    334
-------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                  2,866,478
-------------------------------------------------------------------------------
Other accrued expenses                                                 18,805
-------------------------------------------------------------------------------
Total liabilities                                                   5,047,171
-------------------------------------------------------------------------------
Net assets                                                       $115,776,369

Represented by
-------------------------------------------------------------------------------
Paid-in capital (Note 1)                                         $129,480,103
-------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                          449,705
-------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions (Note 1)                                    (19,353,493)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments and assets and
liabilities in foreign currencies                                   5,200,054
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                               $115,776,369

Computation of net asset value
-------------------------------------------------------------------------------
Net asset value per share ($115,776,369 divided by
13,825,527 shares)                                                      $8.37
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of operations
Year ended August 31, 2004

Investment income:
-------------------------------------------------------------------------------
Interest (including interest income of $15,626 from
investments in affiliated issuers) (Note 4)                        $6,922,317
-------------------------------------------------------------------------------
Dividends                                                           2,214,753
-------------------------------------------------------------------------------
Securities lending                                                     19,215
-------------------------------------------------------------------------------
Total investment income                                             9,156,285

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                      861,556
-------------------------------------------------------------------------------
Investor servicing fees (Note 2)                                       58,227
-------------------------------------------------------------------------------
Custodian fees (Note 2)                                               135,604
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                             15,052
-------------------------------------------------------------------------------
Administrative services (Note 2)                                        8,368
-------------------------------------------------------------------------------
Auditing                                                               69,228
-------------------------------------------------------------------------------
Other                                                                 104,719
-------------------------------------------------------------------------------
Fees waived and reimbursed by Manager (Note 4)                         (1,782)
-------------------------------------------------------------------------------
Total expenses                                                      1,250,972
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                             (1,143)
-------------------------------------------------------------------------------
Net expenses                                                        1,249,829
-------------------------------------------------------------------------------
Net investment income                                               7,906,456
-------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                    5,740,727
-------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)           (42,751)
-------------------------------------------------------------------------------
Net unrealized appreciation of assets and liabilities in
foreign currencies during the year                                      2,660
-------------------------------------------------------------------------------
Net unrealized appreciation of investments during the year          2,949,166
-------------------------------------------------------------------------------
Net gain on investments                                             8,649,802
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations              $16,556,258
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of changes in net assets

                                                        Year ended August 31
Increase in net assets                                  2004             2003
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment income                             $7,906,456       $7,963,721
-------------------------------------------------------------------------------
Net realized gain (loss) on investments and
foreign currency transactions                      5,697,976       (1,728,985)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments
and assets and liabilities in foreign
currencies                                         2,951,826       17,624,892
-------------------------------------------------------------------------------
Net increase in net assets resulting from
operations                                        16,556,258       23,859,628
-------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------
From net investment income                        (7,714,084)      (7,704,436)
-------------------------------------------------------------------------------
Increase from issuance of common shares in
connection with reinvestment of
distributions                                             --          217,676
-------------------------------------------------------------------------------
Total increase in net assets                       8,842,174       16,372,868

Net assets
-------------------------------------------------------------------------------
Beginning of year                                106,934,195       90,561,327
-------------------------------------------------------------------------------
End of year (including undistributed net
investment income of $449,705 and
distributions in excess of net investment
income of $30,644, respectively)                $115,776,369     $106,934,195
-------------------------------------------------------------------------------

Number of fund shares
-------------------------------------------------------------------------------
Shares outstanding at beginning of year           13,825,527       13,794,807
-------------------------------------------------------------------------------
Shares issued in connection with
reinvestment of distributions                             --           30,720
-------------------------------------------------------------------------------
Shares outstanding at end of year                 13,825,527       13,825,527
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)



Per-share                                                                     Year ended August 31
operating performance                                 2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                  $7.73           $6.56           $7.30           $8.09           $8.32
---------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                              .57 (d)         .58             .60             .67             .74
---------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                             .63            1.15            (.72)           (.71)           (.12)
---------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                 1.20            1.73            (.12)           (.04)            .62
---------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------
From net
investment income                                     (.56)           (.56)           (.62)           (.75)           (.85)
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                   (.56)           (.56)           (.62)           (.75)           (.85)
---------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                        $8.37           $7.73           $6.56           $7.30           $8.09
---------------------------------------------------------------------------------------------------------------------------
Market price,
end of period                                        $7.62           $7.31           $6.35           $7.45           $7.94
---------------------------------------------------------------------------------------------------------------------------
Total return at
market price (%)(b)                                  12.06           24.73           (6.77)           3.91             .78
---------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                    $115,776        $106,934         $90,561        $100,130        $110,839
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                             1.09 (d)        1.13            1.10            1.14            1.11
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                             6.88 (d)        8.20            8.65            8.91            9.03
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                               61.92           69.94           56.70          106.41           26.31
---------------------------------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the period ended August 31, 2004 reflect a reduction of less than 0.01% of average net assets (Note 4).

    The accompanying notes are an integral part of these financial statements.


Notes to financial statements
August 31, 2004

Note 1
Significant accounting policies

Putnam High Income Bond Fund (the "fund"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The fund seeks to provide high current income by investing in a portfolio consisting primarily of high-yielding convertible and nonconvertible securities with the potential for capital appreciation. The fund invests in higher yielding, lower rated bonds that have a higher rate of default due to the nature of the investments.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported -- as in the case of some securities traded over-the-counter -- a security is valued at its last reported bid price. Market quotations are not considered to be readily available for certain debt obligations; such investments are valued at fair value on the basis of valuations furnished by an independent pricing service or dealers, approved by the Trustees. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Other investments, including restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund's portfolio.

G) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund's agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the statement of operations. At August 31, 2004, the value of securities loaned amounted to $2,734,371. The fund received cash collateral of $2,866,478 which is pooled with collateral of other Putnam funds into 20 issuers of high grade short-term investments.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986 (the "Code"), as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At August 31, 2004, the fund had a capital loss carryover of $19,335,434 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover   Expiration
--------------------------------
     $535,162    August 31, 2009
    9,205,575    August 31, 2010
    9,594,697    August 31, 2011

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, foreign currency gains and losses, nontaxable dividends, dividends payable, defaulted bond interest and interest on payment-in-kind securities. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended August 31, 2004, the fund reclassified $287,977 to increase undistributed net investment income and $3,117 to increase paid-in-capital, with an increase to accumulated net realized losses of $291,094.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation            $10,115,463
Unrealized depreciation             (5,140,254)
                                  ------------
Net unrealized appreciation          4,975,209
Undistributed ordinary income        1,410,767
Capital loss carryforward          (19,335,434)
Cost for federal income
tax purposes                      $114,528,063


Note 2
Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the annual rate of 0.75% of the average weekly net assets of the fund.

Effective September 13, 2004, Putnam Investments Limited ("PIL"), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company ("PFTC"), a subsidiary of Putnam, LLC. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. During the year ended August 31, 2004, the fund paid PFTC $193,831 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the year ended August 31, 2004, the fund's expenses were reduced by $1,143 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $744, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.


Note 3
Purchases and sales of securities

During the year ended August 31, 2004, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $67,448,002 and $69,036,548, respectively. There were no purchases or sales of U.S. government securities.


Note 4
Investment in Putnam Prime Money Market Fund

The fund invests in the Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Management fees paid by the fund are reduced by an amount equal to the management fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the year ended August 31, 2004, management fees paid were reduced by $1,782 relating to the fund's investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the statement of operations and totaled $15,626 for the period ended August 31, 2004.


Note 5
Regulatory matters and litigation

On April 8, 2004, Putnam Management entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division representing a final settlement of all charges brought against Putnam Management by those agencies on October 28, 2003 in connection with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. The settlement with the SEC requires Putnam Management to pay $5 million in disgorgement plus a civil monetary penalty of $50 million, and the settlement with the Massachusetts Securities Division requires Putnam Management to pay $5 million in restitution and an administrative fine of $50 million. The settlements also leave intact the process established under an earlier partial settlement with the SEC under which Putnam Management agreed to pay the amount of restitution determined by an independent consultant, which may exceed the disgorgement and restitution amounts specified above, pursuant to a plan to be developed by the independent consultant.

Putnam Management, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees stemming from both of these proceedings. The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management has agreed to bear any costs incurred by Putnam funds in connection with these lawsuits. Based on currently available information, Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Review of these matters by counsel for Putnam Management and by separate independent counsel for the Putnam funds and their independent Trustees is continuing.


Federal tax information
(Unaudited)

The fund has designated 24.3% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.

For its tax year ended August 31, 2004, the fund hereby designates 24.4%, the maximum amount allowable, of its net taxable income as qualified dividends taxed at individual net capital gain rates.

The Form 1099 you receive in January 2005 will show the tax status of all distributions paid to your account in calendar 2004.


Results of June 10, 2004 shareholder meeting
(Unaudited)

An annual meeting of shareholders of the fund was held on June 10, 2004. At the meeting, each of the nominees for Trustees was elected, as follows:

                                                         Votes
                                     Votes for          withheld
----------------------------------------------------------------
Jameson A. Baxter                   12,196,059           375,041
Charles B. Curtis                   12,202,530           368,570
John A. Hill                        12,195,497           375,603
Ronald J. Jackson                   12,205,030           366,070
Paul L. Joskow                      12,202,255           368,845
Elizabeth T. Kennan                 12,185,834           385,266
John H. Mullin, III                 12,200,304           370,796
Robert E. Patterson                 12,198,583           372,517
George Putnam, III                  12,186,730           384,370
A.J.C. Smith                        12,180,595           390,505
W. Thomas Stephens                  12,184,558           386,542

All tabulations are rounded to nearest whole number.


About the Trustees

Jameson A. Baxter (9/6/43), Trustee since 1994

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm that she founded in 1986.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), Advocate Health Care and BoardSource, formerly the National Center for Nonprofit Boards. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years and as a board member for thirteen years. Until 2002, Ms. Baxter was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (4/27/40), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson L.L.P., a Washington, D.C. law firm. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

Myra R. Drucker (1/16/48)

Ms. Drucker is a Vice Chair of the Board of Trustees of Sarah Lawrence College, a Trustee of Commonfund (a not-for-profit firm specializing in asset management for educational endowments and foundations) and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also Chair of the New York Stock Exchange
(NYSE) Pension Managers Advisory Committee and a member of the Executive Committee of the Committee on Investment of Employee Benefit Assets. Until August 31, 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. Ms. Drucker also served as a member of the NYSE Corporate Accountability and Listing Standards Committee and the NYSE/NASD IPO Advisory Committee.

Prior to joining General Motors Asset Management in 2001, Ms. Drucker held various executive positions in the investment management industry. Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a technology and service company in the document industry), where she was responsible for the investment of the company 's pension assets. Ms. Drucker was also Staff Vice President and Director of Trust Investments for International Paper (a paper, paper distribution, packaging and forest products company) and previously served as Manager of Trust Investments for Xerox Corporation. Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics and portfolio theory at Temple University.

John A. Hill (1/31/42), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman of First Reserve Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation, TransMontaigne Oil Company, Continuum Health Partners of New York and various private companies controlled by First Reserve Corporation, as well as a Trustee of TH Lee, Putnam Investment Trust (a closed-end investment company advised by an affiliate of Putnam Management). He is also a Trustee of Sarah Lawrence College.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Ronald J. Jackson (12/17/43), Trustee since 1996

Mr. Jackson is a private investor.

Mr. Jackson is President of the Kathleen and Ronald J. Jackson
Foundation (a charitable trust). He is also a member of the Board of Overseers of WGBH (a public television and radio station) as well as a member of the Board of Overseers of the Peabody Essex Museum.

Mr. Jackson is the former Chairman, President and Chief Executive Officer of Fisher-Price, Inc. (a major toy manufacturer), from which he retired in 1993. He previously served as President and Chief Executive Officer of Stride-Rite, Inc. (a manufacturer and distributor of footwear) and of Kenner Parker Toys, Inc. (a major toy and game manufacturer). Mr. Jackson was President of Talbots, Inc. (a distributor of women's apparel) and has held financial and marketing positions with General Mills, Inc. and Parker Brothers (a toy and game company). Mr. Jackson is a graduate of Michigan State University Business School.

Paul L. Joskow (6/30/47), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid Transco (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure) and TransCanada Corporation (an energy company focused on natural gas transmission and power services). He also serves on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution) and has been President of the Yale University Council since 1993. Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and, prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published five books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition and privatization policies -- serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and B.A. from Cornell University.

Elizabeth T. Kennan (2/25/38), Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities and is a Director of Talbots, Inc. She has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance and Kentucky Home Life Insurance. She is a Trustee of the National Trust for Historic Preservation, of Centre College and of Midway College in Midway, Kentucky. She is also a member of The Trustees of Reservations. Dr. Kennan has served on the oversight committee of the Folger Shakespeare Library, as President of Five Colleges Incorporated, as a Trustee of Notre Dame University and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda's College at Oxford University and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

John H. Mullin, III (6/15/41), Trustee since 1997

Mr. Mullin is the Chairman and CEO of Ridgeway Farm (a limited liability company engaged in timber and farming).

Mr. Mullin serves as a Director of The Liberty Corporation (a broadcasting company), Progress Energy, Inc. (a utility company, formerly known as Carolina Power & Light) and Sonoco Products, Inc. (a packaging company). Mr. Mullin is Trustee Emeritus of The National Humanities Center and Washington & Lee University, where he served as Chairman of the Investment Committee. Prior to May 2001, he was a Director of Graphic Packaging International Corp. Prior to February 2004, he was a Director of Alex Brown Realty, Inc.

Mr. Mullin is also a past Director of Adolph Coors Company; ACX
Technologies, Inc.; Crystal Brands, Inc.; Dillon, Read & Co., Inc.; Fisher-Price, Inc.; and The Ryland Group, Inc. Mr. Mullin is a graduate of Washington & Lee University and The Wharton Graduate School,
University of Pennsylvania.

Robert E. Patterson (3/15/45), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman of the Joslin Diabetes Center and as a Director of Brandywine Trust Company. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners) and as a Senior Vice President of the Beal Companies (a real estate management, investment and development firm).

Mr. Patterson practiced law and held various positions in state government and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard
College and Harvard Law School.

W. Thomas Stephens (9/2/42), Trustee since 1997

Mr. Stephens serves on a number of corporate boards.

Effective November 2004, Mr. Stephens is expected to become Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products and timberland assets company). Mr. Stephens serves as a Director of TransCanada Pipelines Limited. Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated, a public utility company, Qwest Communications, and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

Richard B. Worley (11/15/45)

Mr. Worley is Managing Partner of Permit Capital, LLC, an investment management firm.

Mr. Worley serves on the Executive Committee of the University of Pennsylvania Medical Center, is a Trustee of The Robert Wood Johnson Foundation (a philanthropic organization devoted to health care issues) and is a Director of The Colonial Williamsburg Foundation (a historical preservation organization). Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as Chief Strategic Officer of Morgan Stanley Investment Management. He previously served as President, Chief Executive Officer and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm.

Mr. Worley holds a B.S. degree from University of Tennessee and pursued graduate studies in economics at the University of Texas.

Charles E. Haldeman, Jr.* (10/29/48)

Mr. Haldeman is President and Chief Executive Officer of Putnam, LLC ("Putnam Investments").He is a member of Putnam Investments' Executive Board of Directors and Advisory Council. Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments' Investment Division.

Prior to joining Putnam Investments in 2002, Mr. Haldeman held executive positions in the investment management industry. He previously served as Chief Executive Officer of Delaware Investments and President & Chief Operating Officer of United Asset Management. Mr. Haldeman was also a partner and director of Cooke & Bieler, Inc.(an investment management firm).

Mr. Haldeman currently serves as a Trustee of Dartmouth College and as Emeritus Trustee of Abington Memorial Hospital. He is a graduate of Dartmouth College, Harvard Law School and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

George Putnam, III* (8/10/51), Trustee since 1984 and President since 2000

Mr. Putnam is President of New Generation Research, Inc. (a publisher of financial advisory and other research services), and of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark's School, Shore Country Day School, and until 2002 was a Trustee of the Sea Education
Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School and Harvard Law School.

A.J.C. Smith* (4/13/34), Trustee since 1986

Mr. Smith is the Chairman of Putnam Investments and Director of and Consultant to Marsh & McLennan Companies, Inc.

Mr. Smith is also a Director of Trident Corp. (a limited partnership with over thirty institutional investors). He is also a Trustee of the Carnegie Hall Society, the Educational Broadcasting Corporation, and the National Museums of Scotland. He is Chairman of the Central Park Conservancy and a Member of the Board of Overseers of the Joan and Sanford I. Weill Graduate School of Medical Sciences of Cornell University. Prior to May 2000 and November 1999, Mr. Smith was Chairman and CEO, respectively, of Marsh & McLennan Companies, Inc.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of August 31, 2004, there were 103 Putnam Funds. All Trustees other than Ms. Drucker and Messrs. Worley and Haldeman serve as Trustees of all 103 Putnam Funds. Ms. Drucker and Messrs. Worley and Haldeman currently serve as Trustees of 23 Putnam Funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam, LLC and its affiliated companies. Messrs. Putnam, III, and Smith are deemed "interested persons" by virtue of their positions as officers of the fund, Putnam Management, Putnam Retail Management or Marsh & McLennan Companies, Inc. and as shareholders of Marsh & McLennan Companies, Inc. Mr. Putnam, III is the President of your fund and each of the other Putnam funds. Mr. Smith serves as a Director of and Consultant to Marsh & McLennan Companies, Inc. and as Chairman of Putnam Investments.


Officers

In addition to George Putnam, III, the other officers of the fund are shown below:

Charles E. Porter (7/26/38)
Executive Vice President, Associate Treasurer and Principal
Executive Officer
Since 1989

Managing Director, Putnam Investments
and Putnam Management

Jonathan S. Horwitz (6/4/55)
Senior Vice President and Treasurer
Since 2004

Managing Director, Putnam Investments

Steven D. Krichmar (6/27/58)
Vice President and Principal Financial Officer
Since 2002

Senior Managing Director, Putnam Investments. Prior to July
2001, Partner, PricewaterhouseCoopers LLP

Michael T. Healy (1/24/58)
Assistant Treasurer and Principal
Accounting Officer
Since 2000

Managing Director, Putnam Investments

Beth S. Mazor (4/6/58)
Vice President
Since 2002

Senior Vice President, Putnam Investments

Daniel T. Gallagher (2/27/62)
Vice President and Legal and Compliance Liaison Officer
Since 2004

Vice President, Putnam Investments. Prior to 2004,
Associate, Ropes & Gray LLP; prior to 2000, Law Clerk,
Massachusetts Supreme Judicial Court

Francis J. McNamara, III (8/19/55)
Vice President and Chief Legal Officer
Since 2004

Senior Managing Director, Putnam
Investments, Putnam Management and
Putnam Retail Management. Prior to 2004, General Counsel,
State Street Research & Management Company

James P. Pappas (2/24/53)
Vice President
Since 2004

Managing Director, Putnam Investments and Putnam Management.
From 2001 to 2002, Chief Operating Officer, Atalanta/Sosnoff
Management Corporation; prior to 2001, President and Chief
Executive Officer, UAM Investment Services, Inc.

Richard S. Robie, III (3/30/60)
Vice President
Since 2004

Senior Managing Director, Putnam
Investments, Putnam Management and
Putnam Retail Management. Prior to 2003, Senior Vice
President, United Asset Management Corporation

Charles A. Ruys de Perez (10/17/57)

Vice President and Chief Compliance Officer
Since 2004
Managing Director, Putnam Investments

Mark C. Trenchard (6/5/62)
Vice President and BSA Compliance Officer
Since 2002

Senior Vice President, Putnam Investments

Judith Cohen (6/7/45)
Clerk and Assistant Treasurer
Since 1993

Clerk and Assistant Treasurer, The Putnam Funds

The address of each Officer is One Post Office Square,
Boston, MA 02109.


Fund information

About Putnam Investments

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Investment Sub-Manager

Putnam Investments Limited
Cassini House
57-59 St. James Street
London, England SW1A 1LD

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary Trust Company

Legal Counsel

Ropes & Gray LLP

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Myra R. Drucker
Charles E. Haldeman, Jr.
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
Richard B. Worley

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President,
Associate Treasurer and Principal Executive
Officer

Jonathan S. Horwitz
Senior Vice President and Treasurer

Steven D. Krichmar
Vice President and
Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Beth S. Mazor
Vice President

Daniel T. Gallagher
Vice President and Legal and
Compliance Liaison Officer

James P. Pappas
Vice President
Richard S. Robie, III
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

Francis J. McNamara, III
Vice President and
Chief Legal Officer

Charles A. Ruys de Perez
Vice President and
Chief Compliance Officer

Judith Cohen
Clerk and Assistant Treasurer


Call 1-800-225-1581 weekdays from 9 a.m. to 5 p.m. Eastern Time, or visit our Web site (www.putnaminvestments.com) any time for up-to-date information about the fund's NAV.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

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216506  10/04



Item 2. Code of Ethics:
-----------------------
All officers of the Fund, including its principal executive, financial and accounting officers, are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:
-----------------------------------------
The Funds' Audit and Pricing Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Pricing Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that all members of the Funds' Audit and Pricing Committee meet the financial literacy requirements of the New York Stock Exchange's rules and that Mr. Patterson and Mr. Stephens qualify as "audit committee financial experts" (as such term has been defined by the Regulations) based on their review of their pertinent experience and education. Certain other Trustees, although not on the Audit and Pricing Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Pricing Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditors:

                    Audit       Audit-Related   Tax       All Other
Fiscal year ended   Fees        Fees            Fees      Fees
-----------------   ----------  -------------   -------   ---------
August 31, 2004     $61,486     $--             $7,700    $23
August 31, 2003     $54,273     $--             $7,711    $--

For the fiscal years ended August 31, 2004 and August 31, 2003, the fund's independent auditors billed aggregate non-audit fees in the amounts of $ 139,982 and $82,391 , respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represents fees billed for the fund's last two fiscal years.

Audit-Related Fees represents fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees Fees represent fees billed for services relating to fund expense processing.

Pre-Approval Policies of the Audit and Pricing Committee. The Audit and Pricing Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee and will generally not be subject to pre-approval procedures.

Under certain circumstances, the Audit and Pricing Committee believes that it may be appropriate for Putnam Investment Management, LLC ("Putnam Management") and certain of its affiliates to engage the services of the funds' independent auditors, but only after prior approval by the Committee. Such requests are required to be submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work must be performed by that particular audit firm. The Committee will review the proposed engagement at its next meeting.

Since May 6, 2003, all work performed by the independent auditors for the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund was pre-approved by the Committee or a member of the Committee pursuant to the pre-approval policies discussed above. Prior to that date, the Committee had a general policy to pre-approve the independent auditor's engagements for non-audit services with the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

The following table presents fees billed by the fund's principal auditor for services required to be approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X.

                    Audit-Related   Tax   All Other   Total Non-
Fiscal year ended   Fees            Fees  Fees        Audit Fees
-----------------   -------------   ----  ---------   ----------
August 31, 2004     $--             $--   $--         $--
August 31, 2003     $--             $--   $--         $--

Item 5.  Audit Committee
------------------------

(a) The fund has a separately-designated audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee of the fund's Board of Trustees is composed of the following persons:

Paul L. Joskow (Chairperson)
Robert E. Patterson
W. Thomas Stephens
Elizabeth T. Kennan

(b)  Not applicable

Item 6. Schedule of Investments: Not applicable
--------------------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End
-------------------------------------------------------------------------
        Management Investment Companies:
        --------------------------------

Proxy Voting Guidelines of the Putnam Funds
-------------------------------------------
The proxy voting guidelines below summarize the Funds' positions on various issues of concern to investors, and give a general indication of how Fund portfolio securities will be voted on proposals dealing with a particular issue. The Funds' proxy voting service is instructed to vote all proxies relating to Fund portfolio securities in accordance with these guidelines, except as otherwise instructed by the Proxy Coordinator.

The proxy voting guidelines are just that - guidelines. The guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when the Funds may not vote in strict adherence to these guidelines. For example, the proxy voting service is expected to bring to the Proxy Coordinator's attention proxy questions that are company-specific and of a non-routine nature and, although covered by the guidelines, may be more appropriately handled on a case-by-case basis.

Similarly, Putnam Management's investment professionals, as part of their ongoing review and analysis of all Fund portfolio holdings, are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the Proxy Coordinator of circumstances where the interests of Fund shareholders may warrant a vote contrary to these guidelines. In such instances, the investment professionals will submit a written recommendation to the Proxy Coordinator and the person or persons designated by Putnam Management's Legal and Compliance Department to assist in processing referral items pursuant to the Funds' "Proxy Voting Procedures." The Proxy Coordinator, in consultation with the Senior Vice President, Executive Vice President and/or the Chair of the Board Policy and Nominating Committee, as appropriate, will determine how the Funds' proxies will be voted. When indicated, the Chair of the Board Policy and Nominating Committee may consult with other members of the Committee or the full board of Trustees.

The following guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and recommended by a company's board of directors.
Part II deals with proposals submitted by shareholders for inclusion in proxy statements. Part III addresses unique considerations pertaining to foreign issuers.

I. Board-Approved Proposals
---------------------------
The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself (sometimes referred to as "management proposals"), which have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies and the Funds' intent to hold corporate boards accountable for their actions in promoting shareholder interests, the Funds' proxies generally will be voted in support of decisions reached by independent boards of directors. Accordingly, the Funds' proxies will be voted for board-approved proposals, except as follows:

A. Matters Relating to the Board of Directors
---------------------------------------------
The board of directors has the important role of overseeing management and its performance on behalf of shareholders. The Funds' proxies will be voted for the election of the company's nominees for directors and for board-approved proposals on other matters relating to the board of directors (provided that such nominees and other matters have been approved by an independent nominating committee), except as follows:

* The Funds will withhold votes for the entire board of directors if

* The board does not have a majority of independent directors; or

* The board does not have nominating, audit and compensation committees composed solely of independent directors.

Commentary: While these requirements will likely become mandatory for most public companies in the near future as a result of pending NYSE and NASDAQ rule proposals, the Funds' Trustees believe that there is no excuse for public company boards that fail to implement these vital governance reforms at their next annual meeting. For these purposes, an "independent director" is a director who meets all requirements to serve as an independent director of a company under the pending NYSE rule proposals (i.e., no material business relationships with the company, no present or recent employment relationship with the company (including employment of immediate family members) and, in the case of audit committee members, no compensation for non-board services). As indicated below, the Funds will generally vote on a case-by-case basis on board-approved proposals where the board fails to meet these basic independence standards.

* The Funds will withhold votes for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director (e.g., investment banking, consulting, legal or financial advisory fees).

Commentary: The Funds' Trustees believe that receipt of compensation for services other than service as a director raises significant independence issues. The Funds will withhold votes for any nominee for director who is considered an independent director by the company and who receives such compensation.

* The Funds will withhold votes for the entire board of directors if the board has more than 19 members or fewer than five members, absent special circumstances.

Commentary: The Funds' Trustees believe that the size of the board of directors can have a direct impact on the ability of the board to govern effectively. Boards that have too many members can be unwieldy and ultimately inhibit their ability to oversee management performance. Boards that have too few members can stifle innovation and lead to excessive influence by management.

* The Funds will vote on a case-by-case basis in contested elections of directors.

* The Funds will withhold votes for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for the absences (i.e., illness, personal emergency, etc.).

Commentary: Being a director of a company requires a significant time commitment to adequately prepare for and attend the company's board and committee meetings. Directors must be able to commit the time and attention necessary to perform their fiduciary duties in proper fashion, particularly in times of crisis.

The Funds' Trustees are concerned about over-committed directors. In some cases, directors may serve on too many boards to make a meaningful contribution. This may be particularly true for senior executives of public companies (or other directors with substantially full-time employment) who serve on more than a few outside boards. The Funds may withhold votes from such directors on a case-by-case basis where it appears that they may be unable to discharge their duties properly because of excessive commitments.

* The Funds will withhold votes for any nominee for director of a public company (Company A) who is employed as a senior executive of another public company (Company B) if a director of Company B serves as a senior executive of Company A (commonly referred to as an "interlocking directorate").

Commentary: The Funds' Trustees believe that interlocking directorships are inconsistent with the degree of independence required for outside directors of public companies.

Board independence depends not only on its members' individual relationships, but also the board's overall attitude toward management. Independent boards are committed to good corporate governance practices and, by providing objective independent judgment, enhancing shareholder value. The Funds may withhold votes on a case-by-case basis from some or all directors that, through their lack of independence, have failed to observe good corporate governance practices or, through specific corporate action, have demonstrated a disregard for the interest of shareholders.

* The Funds will vote against proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by this structure.

Commentary: Under a typical classified board structure, the directors are divided into three classes, with each class serving a three-year term. The classified board structure results in directors serving staggered terms, with usually only a third of the directors up for re-election at any given annual meeting. The Funds' Trustees generally believe that it is appropriate for directors to stand for election each year, but recognize that, in special circumstances, shareholder interests may be better served under a classified board structure.

B. Executive Compensation
-------------------------
The Funds generally favor compensation programs that relate executive compensation to a company's long-term performance. The Funds will vote on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

* Except where the Funds are otherwise withholding votes for the entire board of directors, the Funds will vote for stock option plans which will result in an average annual dilution of 1.67% or less (including all equity-based plans).

* The Funds will vote against stock option plans that permit replacing or repricing of underwater options (and against any proposal to authorize such replacement or repricing of underwater options).

* The Funds will vote against stock option plans that permit issuance of options with an exercise price below the stock's current market price.

* Except where the Funds are otherwise withholding votes for the entire board of directors, the Funds will vote for employee stock purchase plans that have the following features: (1) the shares purchased under the plan are acquired for no less than 85% of their market value, (2) the offering period under the plan is 27 months or less, and (3) dilution is 10% or less.

Commentary: Companies should have compensation programs that are reasonable and that align shareholder and management interests over the longer term. Further, disclosure of compensation programs should provide absolute transparency to shareholders regarding the sources and amounts of, and the factors influencing, executive compensation. Appropriately designed equity-based compensation plans can be an effective way to align the interests of long-term shareholders with the interests of management. The Funds may vote against executive compensation proposals on a case-by-case basis where compensation is excessive by reasonable corporate standards, or where a company fails to provide transparent disclosure of executive compensation. In voting on proposals relating to executive compensation, the Funds will consider whether the proposal has been approved by an independent compensation committee of the board.

C. Capitalization
-----------------
Many proxy proposals involve changes in a company's capitalization, including the authorization of additional stock, the repurchase of outstanding stock or the approval of a stock split. The management of a company's capital structure involves a number of important issues, including cash flow, financing needs and market conditions that are unique to the circumstances of each company. As a result, the Funds will vote on a case-by-case basis on board-approved proposals involving changes to a company's capitalization, except that where the Funds are not otherwise withholding votes from the entire board of directors:

* The Funds will vote for proposals relating to the authorization of additional common stock (except where such proposals relate to a specific transaction).

* The Funds will vote for proposals to effect stock splits (excluding reverse stock splits.)

* The Funds will vote for proposals authorizing share repurchase programs.

Commentary: A company may decide to authorize additional shares of common stock for reasons relating to executive compensation or for routine business purposes. For the most part, these decisions are best left to the board of directors and senior management. The Funds will vote on a case-by-case basis, however, on other proposals to change a company's capitalization, including the authorization of common stock with special voting rights, the authorization or issuance of common stock in connection with a specific transaction (e.g., an acquisition, merger or reorganization) or the authorization or issuance of preferred stock. Actions such as these involve a number of considerations that may impact a shareholder's investment and warrant a case-by-case determination.

D. Acquisitions, Mergers, Reincorporations, Reorganizations and
   Other Transactions
---------------------------------------------------------------
Shareholders may be confronted with a number of different types of transactions, including acquisitions, mergers, reorganizations involving business combinations, liquidations and sale of all or substantially all of a company's assets, which may require their consent. Voting on such proposals involves considerations unique to each transaction. As a result, the Funds will vote on a case-by-case basis on board-approved proposals to effect these types of transactions, except as follows:

* The Funds will vote for mergers and reorganizations involving business combinations designed solely to reincorporate a company in Delaware.

Commentary: A company may reincorporate into another state through a merger or reorganization by setting up a "shell" company in a different state and then merging the company into the new company. While reincorporation into states with extensive and established corporate laws - notably Delaware - provides companies and shareholders with a more well-defined legal framework, generally speaking, shareholders must carefully consider the reasons for a reincorporation into another jurisdiction, including especially offshore jurisdictions.

E. Anti-Takeover Measures
-------------------------
Some proxy proposals involve efforts by management to make it more difficult for an outside party to take control of the company without the approval of the company's board of directors. These include adoption of a shareholder rights plan, requiring supermajority voting on particular issues, adoption of fair price provisions, issuance of blank check preferred stock and creating a separate class of stock with disparate voting rights. Such proposals may adversely affect shareholder rights, lead to management entrenchment, or create conflicts of interest. As a result, the Funds will vote against board-approved proposals to adopt such anti-takeover measures, except as follows:

* The Funds will vote on a case-by-case basis on proposals to ratify or approve shareholder rights plans (commonly referred to as "poison pills"); and

* The Funds will vote on a case-by-case basis on proposals to adopt fair price provisions.

Commentary: The Funds' Trustees recognize that poison pills and fair price provisions may enhance shareholder value under certain circumstances. As a result, the Funds will consider proposals to approve such matters on a case-by-case basis.

F. Other Business Matters
-------------------------
Many proxies involve approval of routine business matters, such as changing the company's name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting. For the most part, these routine matters do not materially affect shareholder interests and are best left to the board of directors and senior management of the company. The Funds will vote for board-approved proposals approving such matters, except as follows:

* The Funds will vote on a case-by-case basis on proposals to amend a company's charter or bylaws (except for charter amendments necessary or to effect stock splits to change a company's name or to authorize additional shares of common stock).

* The Funds will vote against authorization to transact other unidentified, substantive business at the meeting.

* The Funds will vote on a case-by-case basis on other business matters where the Funds are otherwise withholding votes for the entire board of directors.

Commentary: Charter and bylaw amendments and the transaction of other unidentified, substantive business at a shareholder meeting may directly affect shareholder rights and have a significant impact on shareholder value. As a result, the Funds do not view such items as routine business matters. Putnam Management's investment professionals and the Funds' proxy voting service may also bring to the Proxy Coordinator's attention company-specific items which they believe to be non-routine and warranting special consideration. Under these circumstances, the Funds will vote on a case-by-case basis.

II. Shareholder Proposals
-------------------------
SEC regulations permit shareholders to submit proposals for inclusion in a company's proxy statement. These proposals generally seek to change some aspect of a company's corporate governance structure or to change some aspect of its business operations. The Funds will vote in accordance with the recommendation of the company's board of directors on all shareholder proposals, except as follows:

* The Funds will vote for shareholder proposals to declassify a board, absent special circumstances which would indicate that shareholder interests are better served by a classified board structure.

* The Funds will vote for shareholder proposals to require shareholder approval of shareholder rights plans.

* The Funds will vote for shareholder proposals that are consistent with the Fund's proxy voting guidelines for board-approved proposals.

* The Funds will vote on a case-by-case basis on other shareholder proposals where the Funds are otherwise withholding votes for the entire board of directors.

Commentary: In light of the substantial reforms in corporate governance that are currently underway, the Funds' Trustees believe that effective corporate reforms should be promoted by holding boards of directors - and in particular, their independent directors - accountable for their actions, rather than imposing additional legal restrictions on board governance through piecemeal proposals. Generally speaking, shareholder proposals relating to business operations are often motivated primarily by political or social concerns, rather than the interests of shareholders as investors in an economic enterprise. As stated above, the Funds' Trustees believe that boards of directors and management are responsible for ensuring that their businesses are operating in accordance with high legal and ethical standards and should be held accountable for resulting corporate behavior. Accordingly, the Funds will generally support the recommendations of boards that meet the basic independence and governance standards established in these guidelines. Where boards fail to meet these standards, the Funds will generally evaluate shareholder proposals on a case-by-case basis.

III. Voting Shares of Foreign Issuers
-------------------------------------
Many of the Funds invest on a global basis and, as a result, they may be required to vote shares held in foreign issuers - i.e., issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed a U.S. securities exchange or the NASDAQ stock market. Because foreign issuers are incorporated under the laws of countries and jurisdictions outside the U.S., protection for shareholders may vary significantly from jurisdiction to jurisdiction. Laws governing foreign issuers may, in some cases, provide substantially less protection for shareholders. As a result, the foregoing guidelines, which are premised on the existence of a sound corporate governance and disclosure framework, may not be appropriate under some circumstances for foreign issuers. The Funds will vote proxies of foreign issuers in accordance with the foregoing guidelines where applicable, except as follows:

* The Funds will vote for shareholder proposals calling for a majority of the directors to be independent of management.

* The Funds will vote for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

* The Funds will vote for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

* The Funds will vote on case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company's outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company's outstanding common stock where shareholders have preemptive rights.

Commentary: In many non-U.S. markets, shareholders who vote proxies for shares of a foreign issuer are not able to trade in that company's stock within a given period of time on or around the shareholder meeting date. This practice is known as "share blocking." In countries where share blocking is practiced, the Funds will vote proxies only with direction from Putnam Management's investment professionals.


As adopted March 14, 2003




Proxy Voting Procedures of the Putnam Funds
-------------------------------------------

The Role of the Funds' Trustees
-------------------------------
The Trustees of the Putnam Funds exercise control of the voting of proxies through their Board Policy and Nominating Committee, which is composed entirely of independent Trustees. The Board Policy and Nominating Committee oversees the proxy voting process and participates, as needed, in the resolution of issues which need to be handled on a case-by-case basis. The Committee annually reviews and recommends for approval by the Trustees guidelines governing the Funds' proxy votes, including how the Funds vote on specific proposals and which matters are to be considered on a case-by-case basis. The Trustees are assisted in this process by their independent administrative staff ("Fund Administration"), independent legal counsel, and an independent proxy voting service. The Trustees also receive assistance from Putnam Investment Management, LLC ("Putnam Management"), the Funds' investment adviser, on matters involving investment judgments. In all cases, the ultimate decision on voting proxies rests with the Trustees, acting as fiduciaries on behalf of the shareholders of the Funds.

The Role of the Proxy Voting Service
------------------------------------
The Funds have engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service is responsible for coordinating with the Funds' custodians to ensure that all proxy materials received by the custodians relating to the Funds' portfolio securities are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting guidelines established by the Trustees. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear, (2) a particular proxy question is not covered by the guidelines, or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator's attention specific proxy questions which, while governed by a guideline, appear to involve unusual or controversial issues. The Funds also utilize research services relating to proxy questions provided by the proxy voting service and by other firms.

The Role of the Proxy Coordinator
---------------------------------
Each year, a member of Fund Administration is appointed Proxy Coordinator to assist in the coordination and voting of the Funds' proxies. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from Fund Administration, the Chair of the Board Policy and Nominating Committee, and Putnam Management's investment professionals, as appropriate. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service.

Voting Procedures for Referral Items
------------------------------------
As discussed above, the proxy voting service will refer proxy questions to the Proxy Coordinator under certain circumstances. When the application of the proxy voting guidelines is unclear or a particular proxy question is not covered by the guidelines (and does not involve investment considerations), the Proxy Coordinator will assist in interpreting the guidelines and, as appropriate, consult with the Senior Vice President of Fund Administration, the Executive Vice President of Fund Administration and the Chair of the Board Policy and Nominating Committee on how the Funds' shares will be voted.

For proxy questions that require a case-by-case analysis pursuant to the guidelines or that are not covered by the guidelines but involve investment considerations, the Proxy Coordinator will refer such questions, through a written request, to Putnam Management's investment professionals for a voting recommendation. Such referrals will be made in cooperation with the person or persons designated by Putnam Management's Legal and Compliance Department to assist in processing such referral items. In connection with each such referral item, the Legal and Compliance Department will conduct a conflicts of interest review, as described below under "Conflicts of Interest," and provide a conflicts of interest report (the "Conflicts Report") to the Proxy Coordinator describing the results of such review. After receiving a referral item from the Proxy Coordinator, Putnam Management's investment professionals will provide a written recommendation to the Proxy Coordinator and the person or persons designated by the Legal and Compliance Department to assist in processing referral items. Such recommendation will set forth (1) how the proxies should be voted, (2) the basis and rationale for such recommendation, and (3) any contacts the investment professionals have had with respect to the referral item with non-investment personnel of Putnam Management or with outside parties (except for routine communications from proxy solicitors). The Proxy Coordinator will then review the investment professionals' recommendation and the Conflicts Report with the Senior Vice President and/or Executive Vice President in determining how to vote the Funds' proxies. The Proxy Coordinator will maintain a record of all proxy questions that have been referred to Putnam Management's investment professionals, the voting recommendation and the Conflicts Report.

In some situations, the Proxy Coordinator, the Senior Vice President and/or the Executive Vice President may determine that a particular proxy question raises policy issues requiring consultation with the Chair of the Board Policy and Nominating Committee who, in turn, may decide to bring the particular proxy question to the Committee or the full board of Trustees for consideration.

Conflicts of Interest
---------------------
Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist, for example, if Putnam Management has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any individual with knowledge of a personal conflict of interest (e.g., familial relationship with company management) relating to a particular referral item shall disclose that conflict to the Proxy Coordinator and the Legal and Compliance Department and otherwise remove himself or herself from the proxy voting process. The Legal and Compliance Department will review each item referred to Putnam Management's investment professionals to determine if a conflict of interest exists and will provide the Proxy Coordinator with a Conflicts Report for each referral item that (1) describes any conflict of interest; (2) discusses the procedures used to address such conflict of interest; and (3) discloses any contacts from parties outside Putnam Management (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in an investment professional's recommendation. The Conflicts Report will also include written confirmation that any recommendation from an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

As adopted March 14, 2003



Item 8. Purchases of Equity Securities by Closed-End Management Investment
--------------------------------------------------------------------------
        Companies and Affiliated Purchasers: Not applicable
        ------------------------------------

Item 9. Submission of Matters to a Vote of Security Holders:
------------------------------------------------------------
        Not applicable

Item 10. Controls and Procedures:
--------------------------------

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:
Not applicable

Item 11. Exhibits:
------------------

(a) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: October 27, 2004



Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Executive Officer
Date: October 27, 2004



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: October 27, 2004